SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934-



Filed by the Registrant-                     [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2)
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to  ss.240.14a-11(c) or ss.240.14a-12

                   FRANKLIN CONSOLIDATED MINING COMPANY, INC.
                (Name of Registrant as Specified in Its Charter)

                   FRANKLIN CONSOLIDATED MINING COMPANY, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

                  -----------------------------------------------

     2) Aggregate number of securities to which transaction applies:

                  -----------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                  ----------------------------------------------

     4) Proposed maximum aggregate value of transaction:

                  ----------------------------------------------

     5) Total Fee Paid:

                  ----------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid: ________________________________
         2)      Form Schedule or Registration Statement No. _______________
         3)      Filing Party: __________________________________________
         4)      Date Filed:  __________________________________________

                   FRANKLIN CONSOLIDATED MINING COMPANY, INC.
                                76 Beaver Street
                                    Suite 500
                             New York, NY 10005-3402
                            Telephone (212) 344-2828

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held September 14th, 1998

A Special Meeting of Stockholders of Franklin Consolidated Mining Company, Inc., a Delaware corporation (the "Company"), will be held at the Ocean Palace Hilton Hotel, 1 Ocean Blvd., Long Branch, New Jersey, on Monday, September 14th, 1998 at 7 p.m., for the following purposes:

     (1) The election of five directors for a term expiring at the 1999 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified (the "Election of Directors");

     (2) The approval of the Stock Purchase Agreement, dated August 3, 1998, pursuant to which the Company shall issue 11,000,000 shares of Common Stock, par value $.01 per share of the Company (the "Common Stock") to US Mining, Inc. ("USM"), in exchange for (a) the assignment of that portion of the Mining Lease, dated November 12, 1996, by and among the Company, Audrey Hayden ("Hayden") and Dorothy Kennec, sold by Hayden to USM (the "Hayden Leasehold") and (b) the satisfaction of a note, dated March 5, 1998, in the aggregate principal amount of $955,756.22, plus all interest due thereunder (the "USM Stock Purchase") which as of August 3, 1998 is approximately $33,000.

     (3) The approval of the Stock Purchase Agreement, dated August 3, 1998, pursuant to which the Company shall issue to William C. Martucci ("WCM") 11,197,413 shares of Common Stock in exchange for 100% of the issued and outstanding shares of common Stock, par value $.01, per share of POS Financial, Inc. (The "POS Acquisition");

     (4) The approval of an amendment to the Certificate of Incorporation of the Company to change the name of the Company from "Franklin Consolidated Mining Co., Inc." to "WCM Capital, Inc." (The "Certificate of Incorporation Amendment"); and

     (5) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the Company's Common Stock, of record on August 13, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. At August 13, 1998, the record date for determination of stockholders entitled to vote at the meeting or any adjournments thereof, ______________ shares of Common Stock were issued and outstanding.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY TO THE COMPANY AT 76 BEAVER STREET, SUITE 500, NEW YORK, NEW YORK 10005-3402. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.


                                             By Order of the Board of Directors,
New York, New York
August __,1998
                                              Robert Waligunda, Secretary



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



                   FRANKLIN CONSOLIDATED MINING COMPANY, INC.

                             -----------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           Monday, September 14, 1998

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                               GENERAL INFORMATION

This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Franklin Consolidated Mining Company, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on Monday, September 14, 1998 or any and all adjournments thereof, with respect to the following matters:

     (1) The election of five directors for a term expiring at the 1999 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified (the "Election of Directors");

     (2) The approval of the Stock Purchase Agreement, dated August 3, 1998, pursuant to which the Company shall issue 11,197,413 shares of Common Stock, par value $.01 per share of the Company (the "Common Stock") to US Mining, Inc. ("USM"), in exchange for (a) the assignment of that portion of the Mining Lease, dated November 12, 1996, by and among the Company, Audrey Hayden ("Hayden") and Dorothy Kennec, sold by Hayden to USM (the "Hayden Leasehold") and (b) the satisfaction of a note, dated March 5, 1998, in the aggregate principal amount of $955,756.22, plus all interest due thereunder (the "USM Stock Purchase") which as of August 3, 1998 is approximately $33,000.

     (3) The approval of the Stock Purchase Agreement, dated August 3, 1998, pursuant to which the Company shall issue to William C. Martucci ("WCM") 11,197,413 shares of Common Stock in exchange for 100% of the issued and outstanding shares of common Stock, par value $.01, per share of POS Financial, Inc. (The "POS Acquisition");


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


     (4) The approval of an amendment to the Certificate of Incorporation of the Company to change the name of the Company from "Franklin Consolidated Mining Co., Inc." to "WCM Capital, Inc." (The "Certificate of Incorporation Amendment"); and

     (5) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Annual Meeting (the "Meeting") will be held 7 p.m. at the Ocean Palace Hilton Hotel, 1 Ocean Blvd., Long Branch, New Jersey. The Notice of Annual Meeting, Proxy Statement, Proxy Card and the Annual Report will be mailed on or about August 17, 1998 to shareholders of record of the Company as of August 13th, 1998.

If the enclosed proxy card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted in favor of all of the proposals set forth above.

VOTING RIGHTS AND OUTSTANDING SHARES

Only shareholders of record at the close of business on August 13th, 1998 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on August 13th, 1998, 3,955,173 shares of common stock, par value $.01 per share (the "Common Stock") of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting. Pursuant to Delaware law, abstentions are not counted as votes against the election of directors, but proxies on which abstentions are marked are counted for purposes of determining the presence of a quorum. Broker non-voters are not counted as shares entitled to vote at the meeting.

The presence in person or by proxy of a majority of the shares held by shareholders entitled to vote at the Annual Meeting is necessary in order to constitute a quorum for the meeting. If a quorum is present, the matters set forth herein and in the accompanying notice will require an affirmative vote by a majority of the votes to which shareholders voting at the meeting are entitled with respect to each such matter.


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


REVOCABILITY OF PROXIES

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise, by delivering written notice of revocation to the Company at the address on the Notice of Annual Meeting, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

BOARD OF DIRECTORS PROXY SOLICITATION

The costs of soliciting the proxies and of the meeting, including the costs of preparing and mailing this Proxy Statement and other material, will be borne by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company may, without additional compensation, solicit proxies by telephone, personal interview or facsimile transmission to encourage shareholder participation in the voting process. The Board of Directors has appointed directors J. Terry Anderson and Robert L. Waligunda as the proxy holders for the Annual Meeting of Shareholders. The Company will also request banks, brokers, and others who hold shares in the Company in nominee names to distribute proxy soliciting material to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

The Company's executive offices are currently located at 76 Beaver Street, Suite 500, New York, New York 10005.

                              ELECTION OF DIRECTORS

                              Item 1 on Proxy Card

The Board of Directors has fixed the number of directors constituting the whole Board as five and has selected the following nominees for election to a term expiring at the 1999 Annual Meeting or until their successors have been elected and qualified:

                               William C. Martucci
                                Robert Waligunda
                                 Ronald Ginsberg
                                Robert W. Singer

Unless authority to vote for directors is withheld in the proxy, the persons named in the accompanying proxy intend to vote for the election of the five nominees listed above.


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


All nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of another person or persons as the Board of Directors recommends. Of all of the nominees for director, only Mr. Waligunda was previously elected by the Shareholders at the last Annual Meeting of Shareholders held in 1995. There are no family relationships between the nominees for the Board of Directors.

The following biographical information is furnished with respect to each of the five nominees for election at the Annual Meeting. The information includes age as of the date of the meeting, present position, if any, with the Company, period served as director, and other business experience during the past five years. The offices referred to in the second column refer to the offices with the Company unless stated otherwise.

WILLIAM C. MARTUCCI, 56                 From 1974 to the present, Mr. Martucci
                                        has served as president and chairman of
                                        United Grocers Clearing House, Inc. a
                                        privately held company he founded to
                                        serve the coupon redemption, fulfillment and promotional needs of manufacturers and retailers. Mr. Martucci is the sole stockholder, director and president of
                                        POS Financial, Inc., an ATM/Kiosk
                                        network. In 1997 Mr. Martucci founded
                                        and is the sole director, officer and
                                        shareholder of Shoppers Online, Inc.
                                        which transmits full-motion video
                                        merchandising programs to retail
                                        outlets. Mr. Martucci received a
                                        Bachelor of Science in Philosophy from
                                        Florida International University in
                                        1973.

Robert L. Waligunda, 52.                Mr. Waligunda has served as a Director
Director, Secretary, Treasurer          of the Company since 1985 and as
                                        Secretary of the Company since August
                                        1995. From 1965 to the present, Mr.
                                        Waligunda has served as founder,
                                        President and principal stockholder of
                                        Sky Promotions, Inc., a Pittstown, New
                                        Jersey marketing and management company
                                        involved in sales, advertising and
                                        marketing of hot air balloons and
                                        inflatable products. He


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


                                        is the founder and director of
                                        International Professional Balloon
                                        Pilots Racing Association, a member of
                                        the advisory board of Aerostar
                                        International, Inc., the world's oldest
                                        and largest balloon manufacturing
                                        company, and a member of the National
                                        Aeronautic Association, the Experimental
                                        Aircraft Association, and the Airplane
                                        Owner and Pilots Association. Mr.
                                        Waligunda received a Masters of Science
                                        degree in guidance and psychological
                                        services from Springfield College in
                                        1968.

RONALD GINSBERG, 63                     Mr. Ginsberg; is President of the
                                        Foodtown Supermarket Cooperative,
                                        headquartered in Edison, New Jersey. He
                                        is also Secretary and Director of Twin
                                        County Grocers located in Edison, New
                                        Jersey and Director of the New Jersey
                                        Food Council. Mr. Ginsberg attended
                                        Drexel Institute of Technology and
                                        Temple University.

ROBERT W. SINGER, 50                    Mr. Singer currently holds the position
                                        of Assistant Majority Leader in the New
                                        Jersey Senate. Prior to being elected as a state Senator, he served three terms in the New Jersey Assembly. In this latter capacity, Mr. Singer was named
                                        Majority Whip, by his Colleagues and
                                        served as both Vice Chairman of the
                                        Commerce and Regulated Professions
                                        Committee and Community Development,
                                        Agriculture and Tourism Committee.
                                        Senator Singer has distinguished
                                        himself, among his national peers, for
                                        his ability to create environments where high technology and economic development can coexist with environmental priorities. Additionally, the Senator is
                                        Vice-President of Corporate Relations
                                        for Community/Kimball Medical Centers,
                                        and affiliate of the St. Barnabas Health
                                        Care System.

The Board of Directors has established an Audit Committee currently comprised of Messrs. Anderson, Otten and Schurman who are not slated for re-election and whose term will expire when their successors are duly elected and qualified. The Board of Directors will appoint new members to the Audit Committee at its annual meeting, immediately following the Annual Meeting of Shareholders. Its functions include recommending annually to the Board of Directors a firm of independent auditors to audit and review the Company's books, records and the scope of such firm's audit, reviewing reports and recommendations of the Company's independent auditors, review the scope of all-internal audits and reports and recommendations in connection therewith and review non-audit services provided by the Company's principal independent auditors. The Audit Committee has not held any meetings since its formation in February 1998.

EXECUTIVE OFFICERS

The executive officers of the Company are appointed annually by the Board and, to date, have served an indefinite term. The current officers serve on a part-time basis. No family relationship exists between any of the executive officers of the Company.

Name                       Age                      Position

J. Terry Anderson          50              Chairman, President, Director

Robert L. Waligunda        52              Secretary, Treasurer, Director

Richard Brannon            48              Vice President - West Coast
                                           Operations


BENEFICIAL OWNERSHIP OF COMMON STOCK


Directors and Executive Officers

The following table lists the beneficial ownership of shares of the Company's Common Stock as of August 13th, 1998 for (a) all directors, (b) all nominees for director (c) all executive officers, (d) each person who is known by the company


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


to be the beneficial owner of five percent or more of the outstanding shares of Common Stock, (e) all directors and executive officers as a group.

Name of                   Amount and     Current Percent   Percent of Class if
Beneficial Owner           Nature of        of Class       Shareholders Approve
                          Beneficial                     Restated Certificate of
                          Ownership(1)                      Incorporation

J. Terry Anderson           167,586(2)        4.2%               #

Robert Waligunda              7,700(3)        2.2%               #

George Otten                   -0-                               #

Steven Schurman                -0-                               #

Richard Brannon                -0-                               #

Ronald Ginsberg                -0-                               #

Robert W. Singer               -0-                               #
                            -------           ----
                            175,286           4.4%
All Officers and
Directors as a Group
(5 persons)

----------
#    Less than one percent

(1)  Prior to anticipated increase in authorized Common Stock

(2) Includes 67,526 shares owned by Mr. Anderson, 400 shares owned by Bruce E. Anderson Trust under which Mr. Anderson acts as trustee and 99,661 shares owned by Anderson Chemical Company for which Mr. Anderson serves as a director and president and owns approximately 21% of the outstanding shares. Mr. Anderson disclaims any beneficial ownership with respect to shares of the Company owned by family members other than those specifically set forth above.

(3)  Includes 1200 shares pledged as collateral to a  non-affiliate  individual.

----------

To the Company's knowledge and based solely on a review of such materials as are required by the Securities and Exchange Commission, no officer, director or beneficial holder of more than ten percent of the Company's issued and outstanding shares of Common Stock ("Beneficial Owner") has filed any forms and reports required to be filed pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), during the fiscal year ended December 31, 1997; and no officer, director or Beneficial Holder has submitted any representation letter to the Company stating that they are not subject to the filing requirements under Section 16 of the Exchange Act for fiscal year 1997.

CERTAIN PRINCIPAL OWNERS

As of the Record Date, no persons are known to the Company to be the beneficial owners of more than (5%) of the Company's Common Stock, the only voting stock of the Company as of the Record Date. The Company has 3,955,173 shares of Common Stock issued and outstanding.

EXECUTIVE COMPENSATION

The Company's three executive officers, Messrs. Anderson, Waligunda and Brannon, received no significant compensation in fiscal year 1997. The Company granted no options to any of the Company's Executive Officers in 1997. None of the Company's executive officers owns any options of the Company and there were no exercise of any option in 1997 by any such persons.

The Company has not adopted any stock option plans, medical insurance plans or retirement, pension, profit sharing or insurance plans for the benefit of its directors, officers or employees.

No officer or director of the Company receives any cash compensation for services rendered as a director and/or officer.

CERTAIN TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

None of the Company officers have entered into written employment agreements with the Company.

During fiscal year 1998, Mr. Anderson lent the Company approximately $23,000 and Anderson Chemical Company, a company for which Mr. Anderson serves as director and president, lent the Company approximately $85,000 for working capital and other expenses.

                               USM STOCK PURCHASE

                              Item 2 on Proxy Card

On December 26, 1976, the Company leased 28 patented mining claims from Audrey and David Hayden ("Hayden") and Dorothy Kennec pursuant to a mining lease and option to purchase, dated November 12, 1976 (the "Hayden Kennec Lease"). On November 13, 1997, USM entered into an agreement with Hayden


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


to purchase her interest in the Hayden Kennec Lease (the "Hayden Contract"). It is anticipated that the closing will occur on delivery by Hayden of clear title to the property.

The Company has been informed that under Colorado law, if an owner of 50% of the mineral rights desires to explore those rights, then the remaining 50% owner could not object to the exploration of the rights, provided the non-participating owner receives 50% of the net profits generated from such exploitation. Therefore, the Company believes that it is advantageous for the Company to acquire at least 50% of the leasehold rights represented by the Hayden/Kennec Lease in order to assure that the Company would have adequate access to the minerals located at the Franklin Mining Properties. For information on Hayden/Kennec Lease, see 10-KSB year end 12/31/97.

On March 5, 1998, the Company executed a promissory note (the "Note") in the aggregate principal amount of Nine Hundred Fifty Five Thousand Seven Hundred Fifty Six Dollars and Twenty Two Cents ($955,756.22) in favor of US Mining, Inc.("USM"), a New Jersey corporation owned and controlled by William C. Martucci ("Martucci"). The aggregate principal amount of the Note represented certain monies advanced by POS Financial, Inc., a New Jersey corporation owned and controlled by Martucci ("POS") to fund operations and development of the Company's mining properties. The Note was thereafter assigned to USM on March 9, 1998. The Note bears interest at a rate of 8% per annum. The Note was originally due and payable on May 4, 1998; however, USM extended this date to July 4, 1998 (the "Maturity Date"). The Note was secured by a security interest in substantially all of the assets of the Company (the "Secured Assets").

As of the Maturity Date, the Company was unable to pay the principal amount or any of the accrued interest of the Note and remains unable to meet its obligations thereunder. In settlement of the amounts owed pursuant to the Note, the Company agreed, pursuant to the terms of a Stock Purchase Agreement, dated August 3, 1998 (the "USM Purchase Agreement"), between the Company and USM, to issue to USM 11,197,413 shares of Common Stock to USM in satisfaction of its obligations under the Note and the sale of the USM interest.

Terms of the USM Purchase Agreement

Pursuant to the terms of the USM Purchase Agreement, the Company shall issue to USM 11,197,413 shares of Common Stock in exchange for the (i) assignment to the Company of the Hayden Contract and (ii) the satisfaction of the Note; which is estimated to be approximately $1,100,000 (including principal and interest accrued thereon) at the time of the closing (the "Closing"). Upon issuance of the Common Stock, USM shall deem the indebtedness satisfied in full.


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


The Closing of the transactions contemplated by the USM Purchase Agreement is conditioned upon approval by the Company's stockholders of each of the USM Purchase Agreement and the POS Acquisition (as described more fully below), the accuracy of certain representations and warranties and the performance of certain covenants and other agreements of each of the parties to the USM Purchase Agreement. Additional terms and conditions of the USM Purchase Agreement are incorporated by reference to the agreement which is attached hereto as Appendix A. All holders are urged to review the Agreement in its entirety.

Effect on Security Holders

The issuance of the Common Stock in connection with the forgiveness of the indebtedness represented by the Note and the assignment of the Hayden Purchase and Sale Agreement will result in USM owning approximately 42.5% of the Company. In the event that the holders shall approve the purchase of POS as described below, the issuance of securities in connection with the USM Stock Purchase, taken together with the issuance of common Stock to Martucci in exchange for all of the outstanding shares of Stock of POS will result in Martucci beneficially owning and/or controlling approximately 85% of the Company. If the Company's Stockholders approve the issuance of stock to USM and the acquisition of POS, such actions would have the effect of changing the control of the Company from the present situation where no person owns more than 5% of the Company's issued and outstanding shares to one where approximately 85% of the Company's issued and outstanding shares will be beneficially owned or controlled by Martucci.

The Board of Directors recommends a vote IN FAVOR OF the USM Stock Purchase

                                 POS ACQUISITION

                              Item 3 on Proxy Card

POS Financial, Inc. ("POS") owns and operates it's own ATM machines and Kiosks. POS is a New Jersey corporation with principal offices at 3 Dundar Road, Springfield, New Jersey 07081.

POS currently has approximately 100 ATM's deployed in a broad base of retail outlets including supermarkets, convenience stores, gas stations, restaurants, colleges, hotels, motels, amusement parks, family fun centers, bowling centers and recreational resorts. Since POS does not issue ATM cards, each transaction consummated at a POS owned terminal results in a surcharge fee from the cardholders account. In addition, POS dispenses stamps in peel off sheets that are sized much like a dollar bill. The company sells the 18 stamp sheets for $6.75 at a 99 cent premium. POS also disburses coupons and prepaid phone cards through the ATMs and earns a handling fee for each transaction.

The Company's staff members have extensive experience in marketing, to retail outlets, as well as backgrounds in database development, computer systems and high speed networks. In addition, management has for the past 22 years cultivated a lucrative and loyal retail clientele, this will enhance the POS plans for placement of ATM machines.

POS uses the EPS Systems for the driver software and network access required to process transactions. All debit and major credit cards will be accepted including but not limited to NYCE, MAC, Plus, Cirrus, MasterCard, Visa, American Express, Diners Club and Discover/Novas. EPS Systems will also provide ongoing network monitoring, remote troubleshooting, transferring of money and reconciliation on a daily basis. EPS Systems charges POS a fee per transaction for these services.

At present, POS funds its own ATM money to consumers and in the future, as POS expands, it is anticipated that it will utilize outside funding sources.

In the future, POS plans to broaden the coverage offering more complex types of transactions where the focus shifts to an exchange or flow of information. This includes dispensing coupons based on data base marketing, check cashing to the penny and the purchase of theater and event tickets.

Most of the above services are currently in the development stages; however, management of POS believes that the implementation of these developmental services will result in additional value to the POS ATM/Kiosk, resulting in an increase in the companies revenue streams.

A copy of the audited Financial Statements for POS for the fiscal year ended 1997 are attached hereto as Appendix B and incorporated by reference hereon.

Mr. Martucci is currently the sole director, officer and 100% owner of all of the issued and outstanding shares of POS. For biographical information about Mr. Martucci, see Election of Directors.

Terms of the POS Purchase Agreement.

Pursuant to the terms of the POS Purchase Agreement, the Company shall issue 11,197,413 shares of Common Stock in exchange for 100% of the outstanding shares of POS.

The closing of the transactions contemplated by the POS Purchase Agreement is conditioned upon the approval by the Company's stockholders of each of the POS acquisition and the USM Stock Purchase (as described more fully above), the accuracy of certain representations and warranties and the performance of certain covenants and other agreements of each of the parties to the POS Purchase Agreement. Additional terms and conditions of the POS Purchase Agreement are incorporated by reference to the Agreement which is attached hereto as Appendix C. All holders are urged to review the Agreement and financial information in their entirety.

Effect on Security Holders

The issuance of the Common Stock in connection with the acquisition will result in Martucci directly owning approximately 42.5% of the Company. In the event that the holders shall approve the USM Stock Purchase as described above, the issuance of securities in connection with the USM Stock Purchase, taken together with the issuance of Common Stock to Martucci in exchange for all of the outstanding shares of Stock of POS will result in Martucci beneficially owning and/or controlling approximately 85% of the Company. If the Company's Stockholders approve the issuance of stock to USM and the acquisition of POS, such actions would have the effect of changing the control of the Company from the present situation where no person owns more than 5% of the Company's issued and outstanding shares to one where approximately 85% of the Company's issued and outstanding shares will be beneficially owned by Martucci.

The Board of Directors recommends a vote IN FAVOR OF the POS Acquisition.

                     CERTIFICATE OF INCORPORATION AMENDMENT

                              Item 4 on Proxy Card

The Board of Directors of the Company has proposed that the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate of Incorporation") be further amended to change the name of the Company from "Franklin Consolidated Mining Co., Inc." to "WCM Capital, Inc." The proposed amendment is as follows:

"FIRST:  The name of the corporation shall be "WCM Capital, Inc."

The Amendment to the Company's Restated Certificate of Incorporation changing the name of the Company, if passed, would become effective upon the filing with the Secretary of State of Delaware a Certificate of Amendment, which filing is expected to take place shortly after the Shareholders approve the amendment. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the Amendment at the 1998 Annual Meeting is required to approve the Certificate of Incorporation Amendment.

The Board of Directors believe that a name change would be beneficial to the Company because it allows for a diversity of operations which is consistent with the future plans of the Company.

The Board recommends a vote for IN FAVOR OF the Certificate of Amendment.

SUBMISSION OF SHAREHOLDER PROPOSALS

Proposals of Shareholders intended to be submitted at the next annual meeting must be received by the Company on or before March 1, 1999 to be eligible for inclusion in the Company's proxy statement, an accompanying notice of proxy for such meeting.

INCORPORATION BY REFERENCE

Any document incorporated by reference and not delivered to holders herewith may be obtained by any holder upon his or her request, whether written or oral, within one business day of the receipt by the Company of such request, by contacting Robert Waligunda, Secretary of the Company, 78 Beaver Street, Suite 500, New York, New York 10005, Telephone Number 212-344-2828, Facsimile Number 212-344-4537.

ANNUAL REPORT TO STOCKHOLDERS

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 as filed with the Securities and Exchange Commission may be obtained by written request to the Company at its principal offices in New York, New York.


Date:                                       By Order of the Board of Directors



                                            By: ______________________________
                                                Robert Waligunda, Secretary

                                                                      Appendix A

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is dated this 3rd day of August, 1998 and is by and between Franklin Consolidated Mining Co., Inc., a
Delaware Corporation ("Franklin") and U.S. Mining Co., Inc. a New Jersey corporation ("USM")

                                    RECITALS

     WHEREAS, USM is the holder of a certain Promissory Note, dated March 5, 1998 (the "Note"), executed by Franklin in the principal amount of Nine Hundred Fifty Five Thousand Seven Hundred and Fifty Six Dollars and Twenty Two Cents ($955,756.22) which is secured by certain assets of Franklin (the "Secured Assets"); and

     WHEREAS, USM is the holder of 1/2 interest in certain mining properties located in Idaho Springs, Colorado (the "Mining Property"); and

     WHEREAS, the parties hereto desire to satisfy the principal amount of the Note, together with all interest accrued thereon (the "Indebtedness") and sell to Franklin the mining property in exchange for the issuance of Common Stock, par value $.01 per share (the "Common Stock") of Franklin to USM upon the terms and subject to the conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE 1

             1.1 Terms of the Exchange; Forgiveness of Indebtedness:

     (a) In exchange for the forgiveness of the indebtedness evidenced by the Note, Franklin hereby agrees to issue to USM $1,000,000 shares of Common Stock. On the Closing Date, Franklin shall cause its transfer agent to issue and deliver to USM, a certificate or certificates representing 11,000,000 shares of Franklin Common Stock.

     (b) Upon issuance of the Common Stock, USM shall mark the Note paid-in-full, release any and all security interest in the Secured Assets, and transfer to Franklin all of its right, title and interest in the mining property.

     1.2 Taking of Necessary Action: Further Action: Each of Franklin and USM shall take all reasonable and lawful action as may be necessary or appropriate in order to effectuate the transactions contemplated by this Agreement. In case at any time after the Closing Date any further action shall be necessary or desirable to carry out the intentions of this Agreement, the officers and directors of each of the parties hereto shall take all such lawful and necessary action.

                                    ARTICLE 2

                                     Closing

     2.1 Closing: The closing of the transactions contemplated by this Agreement will be held at the offices of 3 Dundar Road, Springfield, N.J. 07081, at 10:00 a.m., local time on or about the fifth business day after the date upon which all conditions contained in Articles 5 and 6 hereof have been satisfied or waived or such other time and place as the parties may agree upon (the "Closing Date").

     2.2 Delivery of Certificates: Cancellation of Note. On the Closing Date (a) Franklin shall issue to USM the Franklin Securities and (b) USM shall deliver to Franklin the Note marked paid-in-full and any and all releases or other documentation necessary to remove any security interest USM has or may have in the Secured Assets.

                                    ARTICLE 3

                      Representations and Warrantees of USM

USM hereby represents and warrants to Franklin as follows:

     3.1 Organization and Good Standing. USM is a corporation duly incorporated validly existing and in good standing under the laws of the State of New Jersey. USM has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. USM is not qualified to do business as a foreign corporation in any other jurisdiction and such qualification is not now required, except to the extent that the failure to so qualify would not have a material adverse effect on USM's business as currently conducted.

     3.2 Corporate Power and Authorization. USM has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under the terms of this Agreement. All corporate action on the part of USM necessary for the authorization, execution, delivery and performance by USM of this agreement has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by USM shall constitute the valid and binding obligations of USM enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy insolvency or other laws relating to or affecting creditor's rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.3 Investment. USM is acquiring the Franklin Securities for investment for its own account, not as a nominee or agent and not with a view to, or for resale in connection with any distribution of any part thereof, and he has no present intention of selling, granting any participation in or otherwise distributing the same. USM understands that the Franklin Common Stock has not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state and other Common Stock laws and is being issued to USM by reason of a specific exemption from the registration provisions of the Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of USM's representations expressed herein.

     3.4 Restricted Securities. USM has no need of liquidity in this investment and acknowledges and understands that it must bear the economic risk of this investment for an indefinite period of time because the Franklin Securities must be held indefinitely unless subsequently registered under the Act and applicable state and other securities laws or unless an exemption from such registration is available. USM understands that any transfer agent of Franklin will be issued a stop-transfer instructions with respect to such shares unless such transfer is subsequently registered under the Act and applicable state and other securities laws or unless an exemption from such registration is available, and that each certificate representing the Franklin Securities will bear a restrictive legend to such effect.

                                    ARTICLE 4

                   Representations and Warranties of Franklin

Franklin hereby represents and warrants to USM as follows:

     4.1 Organization and Good Standing;  Articles of Incorporation and By-Laws:
Franklin is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Franklin has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. Franklin is qualified to do business in those jurisdictions listed on Schedule 4.1 hereto. Franklin is not qualified to do business as a foreign corporation in any other jurisdiction and such qualification is not now required, except to the extent that the failure to so qualify would not have a material adverse effect on Franklin's business as currently conducted.

     4.2 Corporate Power and Authorization. Franklin has the corporate power and authority to execute and deliver this Agreement, to issue the Common Stock hereunder and to perform its obligations under the terms of this Agreement. All corporate action on the part of Franklin, its directors and stockholders necessary for the authorization, execution, delivery and performance by Franklin of this Agreement and the authorization, sale, issuance and delivery of Franklin stock has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by Franklin, shall constitute valid and binding obligations of Franklin, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon the Closing Date, the Common Stock will be duly authorized and, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid, nonassessable, and free and clear of any liens, pledges, claims, security interests or other encumbrances created hereby; provided, however, that the Common Stock is subject to restrictions on transfer under state or federal securities laws as set forth herein.

     4.3 Capitalization. The authorized capital stock of Franklin consists of 100,000,000 shares of Common Stock, $0.01 par value, of which 3,955,173 shares are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 4.3, there are no options, warrants or other rights outstanding to purchase or acquire, or any securities convertible into, nor has Franklin agreed to issue or reissue, other than pursuant to this Agreement, any of Franklin's authorized and unissued capital stock. Except as described on Schedule 4.3, there are no agreements or understandings that affect or relate to the voting or giving of written consent with respect to any of Franklin's outstanding securities. There are no preemptive rights with respect to the issuance or sale of Franklin's capital stock.

     4.4 Financial Statements. Franklin has provided the Stockholder with (i) audited financial statements of Franklin as of and for the years ended December 31, 1996 and 1997 (the "Audited Financial Statements"), and (ii) unaudited financial statements of Franklin as of and for the one month ended March 31, 1998 (the "Interim Financial Statements" and together with the Audited Financial Statements, the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated. The Financial Statements fairly present the financial condition and operating results of Franklin as of the dates and for the periods indicated, subject, with respect to the Interim Financial Statements, to normal year-end audit adjustments.

     4.5 Absence of Certain Developments. Except as described on Schedule 4.5 since December 31, 1997, there has been no change in the assets, liabilities, condition (financial or otherwise), operating results, business or prospects of Franklin from that reflected in the Audited Financial Statements, except changes in the ordinary course of business that have not been, individually or in the aggregate, materially adverse to the assets, properties, condition (financial or otherwise), operating results, business or prospects of Franklin or changes reflected in the Interim Financial Statements. Without limiting the foregoing, except as described on Schedule 4.5, Franklin has not, since December 31, 1997,
(i) directly or indirectly declared or paid any dividend or ordered or made any other distribution on account of any shares of any class of the capital stock of Franklin, (ii) directly or indirectly redeemed, purchased or otherwise acquired any such shares or agreed to do so or set aside any sum or property for any such purpose, (iii) made any capital expenditures exceeding $100,000, (iv) incurred any indebtedness exceeding $100,000, (v) sold or encumbered any material assets, property, rights licenses or permits used in Franklin's business, (v) suffered any extraordinary loss, damage or casualty loss, (vi) received notification of termination or significant decrease from any material customer or supplier, or
(vii) committed to any of the foregoing.

     4.6 Absence of Undisclosed Liabilities. Except as disclosed on Schedule 4.6 Franklin does not have any liability or obligation, absolute or contingent, that is not reflected in the Financial Statements, other than obligations and liabilities which taken individually or in the aggregate would not have a material adverse effect on Franklin's assets, liabilities, condition (financial or otherwise), operating results, business or prospect.

     4.7 Taxes. Except as disclosed on Schedule 4.7 Franklin has filed all tax returns and reports required by law to be filed, and has paid all taxes, assessments and other government al charges that are due and payable, except for those matters reasonably being contested by Franklin and those matters which, individually and in the aggregate, would not have a material adverse effect on Franklin's assets, liabilities, condition (financial or otherwise), operating results, business or prospects. The charges, accruals and reserves on the books of Franklin in respect of taxes are considered adequate by Franklin, and Franklin knows of no assessment for additional taxes or any basis therefor.

     4.8 Title to  Properties:  Liens and  Encumbrances.  Except as set forth on
Schedule 5.8 Franklin has good title to all of its properties and assets, both real and personal, tangible and intangible, reflected on the balance sheet included in the Audited Financial Statements or acquired after the date thereof (except inventory or other personal property disposed of in the ordinary course of business subsequent to the date thereof), and such properties and assets are not subject to any mortgage, pledge, lien, security interest encumbrance or charge other than (o) liens for current taxes not yet due and payable, (ii) liens and encumbrances that do not materially detract from the value of the property subject thereto or materially impair the operations of Franklin or (iii) liens securing obligations reflected in the Financial Statements. With respect to properties or assets it leases, except as set forth on Schedule 4.8, Franklin is in compliance with such leases (except for such defaults or breaches that would not, individually or in the aggregate, have a material adverse affect on assets, liabilities, condition (financial or otherwise), operating results, business or prospects) and holds valid leasehold interests free of any liens, claims or encumbrances except for those described in subsections (i) through (iii) hereof.

     4.9 Compliance with Other instruments. Franklin is not in violation or default of any provision of its Certificate of Incorporation or By-Laws, or, except as described on Schedule 4.9 in default of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which Franklin is a party or by which it is bound. The execution, delivery and performance by Franklin of this Agreement, and the consummation of transactions contemplated hereby and thereby, will not, except as described on Schedule 4.9 result in any violation of or conflict with the Franklin's Certificate of Incorporation or By-Laws, and, will not result in any violation of or conflict with, or constitute a default under, any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which Franklin is a party or by which it is bound or in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Franklin.

     4.10 Litigation, etc. Except as described on Schedule 4.10, there are no actions, suits, proceedings (arbitration, regulatory or otherwise) or investigations pending or, to Franklin's best knowledge, threatened, against Franklin or against any if its officers or directors in their capacity as such or which otherwise involves Franklin's business or operations. Franklin has not commenced or had commenced against it any case under applicable bankruptcy laws. Franklin is not engaged in any legal action to recover moneys due it or for damages sustained by it in connection with Franklin's business.

     4.11 Employees. Franklin does not have any employees employed at will or pursuant to an employment agreement with Franklin.

     4.12 Registration Rights. Except as described on Schedule 4.12, Franklin is not under any contractual obligation to register under the Act, any of its currently outstanding securities or any of its securities which may hereafter be issued.

     4.13  Governmental  Consent.  Except  as set  forth on  Schedule  4.13,  no consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of Franklin is required in connection with the valid execution, delivery and performance of this Agreement, the offer, sale or issuance of the Franklin securities, or the consummation of any other transactions contemplated hereby or thereby, except for filings that may be required to comply with applicable federal and state securities laws.
*
     4.14 Compliance with Law. Except as set forth on Schedule 4.14 Franklin is conducting its business and operations in compliance in all material respects with all governmental rules and regulations applicable thereto, including without limitation those relating to occupational safety, environmental, health and employment practices, and is not in violation or default in any material respects under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its properties.

     4.15 Permits. Franklin has all permits, licenses, orders and approvals of any federal, state, local or foreign governmental or regulatory body that are material to or necessary in the conduct of its business as now conducted (collectively, the "Permits"); all such Permits are in full force and effect; no violations have been recorded in respect of any such Permits; and not proceeding is pending or, to the knowledge of Franklin, threatened to revoke or limit any such Permits. Schedule 4.15 contains a complete and accurate list of all Permits.

     4.16 Offering. Subject to accuracy of the USM's representations in Article 3, hereof, the offer, sale and issuance of the Common Stock as contemplated by this Agreement will constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

     4.17 Brokers or Finders. Franklin has not retained any broker or finder in connection with the transactions contemplated by this Agreement, and there are no brokerage commissions, finder's fees or similar items of compensation payable in connection therewith based on any arrangement or agreement made by or on behalf of Franklin.

     4.18 Intellectual Property. Franklin does not have any patents, patent applications, trademarks and trademark applications or other registrations of intellectual property rights registered in its name or licensed to Franklin.

     4.19 Property, Equipment, etc. To the best of Franklin's knowledge, the property and equipment owned or leased by Franklin, taken as a whole, are in good operating condition (except for ordinary wear and tear which do not adversely affect Franklin's businesses and are generally suitable for the uses for which they are currently used.

     4.20 Insurance. Except as set forth on Schedule 4.20, the physical properties and assets used in connection with Franklin's businesses are covered by insurance with reputable companies against casualty and other losses customarily obtained to cover comparable properties and assets by similar businesses in the region in which such properties and assets of Franklin are located, in amounts and coverage which are reasonable in light of existing conditions. Franklin has not failed to give any notice or present any claim under any insurance policy in a due and timely fashion except for such failures that would not have a material adverse effect on Franklin's assets, liabilities, condition (financial or otherwise), operating results, business or prospects.

     4.21 No Misrepresentations or Omissions. To Franklin's best knowledge, all information provided in connection herewith and all representations and warranties hereunder, including the disclosures in the Financial Statements, this Agreement or the Schedules hereto, are complete and correct in all material respects and do not contain any misleading statement or omit any material information.

     4.22 ERISA. Franklin does not maintain any "Plan" subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA").

     4.23 Securities Filings. Franklin has made all filings with the Securities and Exchange Commission (the "SEC") that it has been required to make under the Act and the rules and regulations promulgated thereunder and under the Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. Franklin has provided USM with complete and correct copies of all of Franklin's filings made with the SEC (including all exhibits to such filings) since January 1, 1993 (all such documents which have been filed with the SEC, as amended, the "SEC Documents"), including, without limitation all Annual Reports on Form 10-KSB, all Quarterly Reports on Form 10-QSB, all Current Reports on Form 8-K, all registration statements and all proxy statements and annual reports to shareholders. Except as set forth on Schedule
4.23 and to the best knowledge of Franklin, the SEC Documents comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and to the best knowledge of Franklin, none of the SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.24 Contracts. Schedule 4.24 sets forth a list of all written contracts, agreements, mortgages, notes, instruments, leases, licenses (other than licenses set forth in Schedule 4.16) hereof), franchises, arrangements or understandings with respect to Franklin (the "Franklin Contracts"). Except as set forth on
Schedule 4.14, all of Franklin Contracts are valid and in full force and effect and there are no existing defaults, or events which with the passage of time or the giving of notice, or both, would constitute defaults by Franklin, or to the knowledge of Franklin, by any other party to any Franklin Contract.

                                    ARTICLE 5

                        Conditions to Closing of Franklin

The obligations of Franklin to issue the Common Stock on the Closing Date are subject to the fulfillment as of the Closing Date of the following conditions:

     5.1 Representations and Warranties Correct. The representations and warranties made by USM in Article 3 hereof be true and correct at and as of the Closing Date, with the same effect as though such representations and warranties had been made at and as of the Closing Date.

     5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by USM at or prior to the Closing Date shall have been performed or complied with, including the obtaining of all consents necessary for the consummation of the transaction by USM.

     5.3 Compliance Certificate of each of USM and the Stockholder. USM shall have delivered to Franklin a certificate executed by the President of USM dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement as they relate to USM.

     5.4 Note Paid-in-Full. USM shall have delivered to Franklin the original note marked Paid in Full and all documents, instruments, filings and other forms duly executed in proper form for filing in order to remove all liens and encumbrances on the Secured Assets.

     5.5 Transfer of Mining Property. USM shall have transferred the Mining Property to Franklin

     5.6 Compliance Certificate. Franklin shall have received a certificate of the Secretary of USM certifying as to (a) the Certificate of Incorporation of USM, (b) By-Laws of USM, (c) the good standing of USM in New Jersey, (d) resolutions of the Board of Directors authorizing the execution of this Agreement and the other transactions contemplated herein and (e) incumbency of USM's signatory.

                                    ARTICLE 6

                          Conditions to Closing of USM

USM's obligation to convert the Note at the Closing Date is subject to the fulfillment as of the Closing Date of the following conditions:

     6.1 Representations and Warranties Correct. The representations and warranties made by Franklin in Article 4 hereof shall be true and correct at and as of the Closing Date, with the same effect as though such representations and warranties had been made at and as of the Closing Date.

     6.2 Convenants. All covenants, agreements and conditions contained in this Agreement to be performed by Franklin at or prior to the Closing shall have been complied with.

     6.3 Compliance Certificate. Franklin shall have delivered to USM a certificate executed by the President of Franklin dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 6.1 and
6.2 of this Agreement.

     6.4 Stock Certificate/Warrant Certificates. Franklin shall have issued or cause to be issued to USM a certificate or certificates representing the Common Stock.

     6.5 Compliance Certificate. USM shall have received a certificate of the Secretary of certifying as to (a) the Certificate of Incorporation of Franklin,
(b) By-Laws of Franklin, (c) the good standing of Franklin in Delaware and the jurisdictions listed on Schedule 4.1 hereto, (d) resolutions of the Franklin's Board of Directors authorizing the execution of this Agreement and the other transactions contemplated hereby, (e) resolutions of Franklin's stockholders approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and (f) incumbency of Franklin signatory.

     6.6 Purchase of POS Financial, Inc. Franklin shall have consummated the purchases of all of the outstanding shares of common stock of POS Financial, Inc. ("POS").

                                    ARTICLE 7

Stockholder Approvals, Board of Directors' Recommendations; Filings:

     7.1 Stockholder Approvals; Board of Directors' Recommendations. A meeting of the stockholders of Franklin shall be held in accordance with the General Corporation Law of the State of Delaware ("GCL"), as promptly as possible, after at least 20 days' prior written notice there of to the stockholders of Franklin, to consider and vote upon, among other things, the adoption and approval of this Agreement, the acquisition of POS, changing of the corporate name of Franklin, the election of the Board of Directors of Franklin and such other transactions as contemplated hereby (collectively, the "Proxy Proposals"). Subject to its fiduciary duty to stockholders, the Board of Directors of Franklin shall recommend to its stockholders that the Agreement and the other Proxy Proposals be adopted and approved.

     7.2 Filings. As soon as practicable after the adoption and approval of this Agreement and the other Proxy Proposals, Franklin shall undertake to prepare and submit to USM, for review and approval, any and all documentation and/or filings required by the GCL or the Act or the exchange Act to be submitted and/or filed. Upon the approval of such documentation and/or filings by USM, Franklin shall undertake to file same, as applicable, with the office of the Secretary of State of the State of Delaware and the SEC.

     7.3 Proxy Statement. As soon as practicable, Franklin shall prepare and file, or cause to be prepared and filed with the SEC, a proxy statement (such proxy statement, together with all financial statements, exhibits, and supplements thereto, being herein called the "Proxy Statement" and such proxy statement, together with all financial statements and exhibits thereto, in the form to be filed with the SEC being herein called the "Preliminary Proxy Statement" to be used in connection with the meeting of the stockholders of Franklin, or for inclusion in Franklin's filings under any applicable state takeover laws.

                                    ARTICLE 8

                                 Indemnification

     8.1 Indemnification by USM. USM agrees to indemnify, defend and hold Franklin harmless, and its officers, directors, stockholders, agents, employees, attorneys, affiliates, successors and assigns, from and against, and pay or reimburse each of them for, any and all claims, losses, damages, judgments, amounts paid in settlement, costs and legal, accounting or other expenses (collectively, "Losses") that any of them may sustain or incur as a result of any misrepresentation, any inaccuracy in, or any breach of, any warranty or representation or any non-performance of any convenant or other obligation on the part of USM contained in this Agreement, or any document delivered hereunder; provided that USM shall not be required to indemnify Franklin for Losses unless such Losses exceed $50,000 in the aggregate, in which event USM shall be obligated to indemnify Franklin for the amount of such Losses in excess of $50,000.

     8.2 Indemnification by Franklin. Franklin agrees to indemnify, defend and hold harmless USM, and officers, directors, stockholders, agents, employees, attorneys, affiliates, successors and assigns and each of them, from and against, and pay or reimburse each of them for, any and all Losses that any of them may sustain or incur as a result of any misrepresentation, breach of warranties or representations or non-performance of any covenants or other obligations on the part of Franklin contained in this Agreement or any document delivered hereunder; provided that Franklin shall not be required to indemnify USM and/or the Stockholder for losses unless such Losses exceed $50,000 in the aggregate, in which event Franklin shall indemnify such indemnified party for the amount of such Losses in excess of $50,000.

     8.3 Indemnification Procedures.

     (a) Promptly after receipt by a party entitled to indemnification hereunder (an "Indemnified Party") of notice of any claim or of the commencement of any action, investigations, suit or proceeding ("Proceeding") with respect to which such party may make a claim for Indemnification hereunder, the Indemnified Party will notify the party against whom indemnification is sought (the "Indemnifying Party") in writing of such claim or Proceeding, and the Indemnifying Party may in his or its discretion assume the defense of such claim or Proceeding, in which case he or it shall employ counsel reasonably satisfactory to the Indemnified Party and shall pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, an Indemnified Party will be entitled to employ counsel separate from counsel for the Indemnifying Party and to participate in the defense of such claim or Proceeding at the Indemnified Party's expense. No settlement or compromise of any claim or Proceeding shall give rise to liability of the Indemnifying Party unless such party shall have been notified of any proposed settlement or compromise and shall have consented thereto; provided that the Indemnifying Party shall obtain the written consent of the Indemnified Party, which consent shall not be unreasonably withheld, prior to ceasing to defend, settling or otherwise disposing of any such claim or proceeding, if as a result of the failure of the Indemnified Party to do so would cause it or him to become subject to injunctive or other equitable relief, or the business of the Indemnified Party (or that of its subsidiary) would be materially adversely affected in any manner.

     (a) Other Losses. In the event that any Indemnified Party suffers a Loss or otherwise becomes entitled to indemnification hereunder from an Indemnifying Party in a situation that does not involve a Proceeding being instituted by a third party, the Indemnified Party shall send notice as it would pursuant to
Section 8.3(a) in order to provide reasonable notice to the Indemnifying Party as to the nature and extent of the Loss.

     (c) Effect. Any notice of a claim or Proceeding or a claim for indemnity provided for herein shall be in writing and shall specify, to the extent known by the Indemnified Party, the nature and extent of the claim or Proceeding and the amount being asserted as damages or Losses, as the case may be. Notwithstanding the foregoing, the failure to so provide notice on a timely and adequate basis (except to the extent that such notice is given after the survival period contained in Section 8.2) shall not relieve the Indemnifying Party of its obligations to indemnify hereunder except to the extent that such Indemnifying Party can establish prejudice to it by the lack of timely or adequate notice.

                                    ARTICLE 9

                                   Termination

     9.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing, whether prior to or after approval by the stockholders of Franklin by consent of all of the parties hereto, or by either Franklin, on the one hand, or USM on the other, if;
(i) the other party shall, when made, have breached in any material respect any of its representations or warranties contained in this Agreement; (ii) any such representation or warranty shall not be correct or accurate in all material respects at and as of the Closing Date with the same effect as if made at such time (with such exceptions as are permitted hereunder); (iii) the other party shall have failed top comply in all material respects with any of its convents or agreements contained in this Agreement to be complied with or performed by it at or prior to the Closing Date; (iv) if a permanent injunction is entered, enforced or deemed applicable to this Agreement which prohibits the consummation of the transactions contemplated hereby and all appeals of such injunction shall have been taken and shall have been unsuccessful; (v) if any governmental entity, the consent of which is a condition to the obligation of such party to consummate the transactions contemplated hereby, shall have determined not to grant its consent and all appeals of such determination shall have been taken and shall have been unsuccessful, or (vi) the Closing Date shall not have occurred within 180 days of the date hereof.

     9.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 9.1 hereof, all rights of all parties hereto shall cease and terminate, except for such rights as any party may otherwise have for breach of contract, including, without limitation, rights for breach of any representations, warranties or covenants contained herein.

                                   ARTICLE 10

                                  Miscellaneous

     11.1 Governing Law. This agreement shall be governed by an construed under the laws of the State of New York without regard to the conflicts of law principles thereof.

     11.2 Survival. The representations and warranties made herein shall survive the Closing Date of the transactions contemplated hereby for a period of three
(3) years from the Closing Date.

     11.3 Successors and Assigns. Except as otherwise provided herein, this Agreement shall insure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Franklin may not assign its rights under this Agreement without the express written consent of USM.

     11.4 Entire Agreement: Amendment. This Agreement, its attachments, and the other documents and agreements delivered pursuant hereto at the Closing Date constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Except as expressly provided herein, neither this Agreement no any term hereof my be amended, waived, discharged or terminated other than by a written agreement of USM, and Franklin.

     11.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, including Federal Express or similar courier services, addressed (a) if to Franklin, 76 Beaver Street, Room 500, New York, New York 10005 or at such other address as Franklin shall have furnished to the other parties hereto in writing or (b) if to USM to P.O. Box 343, Millburn, New Jersey 07041, or such other address as USM shall have furnished to the other parties hereto in writing. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail or courier, at the earlier of its receipt or 48 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     11.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

     11.7 Expenses. USM agrees to pay the expenses and legal fees incurred on its behalf and on behalf of the other parties to this Agreement with respect to this Agreement and the transactions contemplated hereby.

     11.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

     11.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision. Furthermore, in lieu of such illegal, unenforceable or void provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, unenforceable or void provision as may be possible and be legal, enforceable and valid.

     11.10 Effect of Headings. The section headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     11.11 Announcements. Each party shall give to the other parties hereto reasonable prior notice and shall consult with the other parties hereto on the timing, contents and manner of making all announcements or press releases, written or otherwise, relating to the transactions contemplated hereby, whether to employees, stockholders or the public, by or on behalf of any of the parties hereto, except to the extent required by law.

                  IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto effective as of the date first set forth above.

                           FRANKLIN CONSOLIDATED MINING CO., INC.




                                       By: ____________________________
                                           J. Terry Anderson, President



                                                 U.S. MINING, INC.



                                         By: ______________________________
                                                William Martucci, President

                                U.S. MINING, INC.
                          (a development stage company)

                              FINANCIAL STATEMENTS

                                 MARCH 31, 1998

                                U.S. MINING, INC.
                          (a development stage company)

                                 MARCH 31, 1998


                                    CONTENTS



                                                                         Page(s)

Independent Auditors' Report                                                  1.

Financial Statements:
Balance Sheet                                                                 2.
Statement of Operations                                                       3.
Statement of Stockholder's Deficit                                            4.
Statement of Cash Flows                                                       5.

Notes to Financial Statements                                            6. - 8.

                          INDEPENDENT AUDITORS' REPORT



To the Stockholder
U.S. Mining, Inc.
Springfield, NJ   07081


We have audited the accompanying balance sheet of U.S. Mining, Inc. (a development stage company) as of March 31, 1998 and the related statements of operations, stockholder's equity (deficit) and cash flows for the period from inception November 4, 1997 through March 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of U.S. Mining, Inc. as of March 31, 1998 and the results of its operations and its cash flows for the period from inception November 4, 1997 through March 31, 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed, in Note 4 to the financial statements, the Company has incurred a net loss and an accumulated deficit from inception. In addition, the Company's major asset is a note receivable from an affiliate and the ability of the affiliate to continue as a going concern is in question. This situation raises substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments to the recorded asset amounts and to the recorded liability amounts that might be necessary should the Company be unable to continue as a going concern.




                                                     ________________________
                                                     LAZAR LEVINE & FELIX LLP

New York, New York
July 9, 1998

                                U.S. MINING, INC.
                          (a development stage company)
                                  BALANCE SHEET
                                 MARCH 31, 1998


                                   - ASSETS -

CURRENT ASSETS:
  Due from Franklin Consolidated Mining Co., Inc.                   $    26,657

NOTE RECEIVABLE, Franklin Consolidated Mining Co., Inc.                 995,773

MINING, MILLING AND OTHER PROPERTY AND EQUIPMENT                         75,000
                                                                    -----------
TOTAL ASSETS                                                        $ 1,097,430
                                                                    ===========

                    - LIABILITIES AND STOCKHOLDER'S DEFICIT -

CURRENT LIABILITIES:
  Accounts payable                                                  $     2,925
  Accrued interest payable                                               27,882
  Notes payable - POS Financial, Inc.                                 1,010,070
  Note payable - Hayden lease                                            70,000
                                                                    -----------
TOTAL CURRENT LIABILITIES                                             1,110,877
                                                                    -----------
NON-CURRENT LIABILITIES:
  Loans payable - stockholder                                            43,500
  Loans payable - Electronic Marketing, Inc.                             20,500
                                                                    -----------
TOTAL NON-CURRENT LIABILITIES                                            64,000
                                                                    -----------
TOTAL LIABILITIES                                                     1,174,877
                                                                    -----------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S DEFICIT:
   Common stock, no par value; 2,500 shares authorized,
     issued and outstanding                                                  25
   Deficit accumulated during the development stage                     (77,472)
                                                                    -----------
TOTAL STOCKHOLDER'S DEFICIT                                             (77,447)
                                                                    -----------
TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT                         $ 1,097,430
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.


                                                                         Page 2.

                                U.S. MINING, INC.
                          (a development stage company)
                             STATEMENT OF OPERATIONS
   FOR THE PERIOD NOVEMBER 4, 1997 (DATE OF INCEPTION) THROUGH MARCH 31, 1998


REVENUES:
   Interest                                                           $  26,657
                                                                      ---------
EXPENSES:
   Professional fees                                                     75,947
   Interest                                                              27,882
                                                                      ---------
TOTAL EXPENSES                                                          103,829

LOSS BEFORE PROVISION FOR INCOME TAXES                                  (77,172)

PROVISION FOR INCOME TAXES                                                  300
                                                                      ---------

NET LOSS                                                              $ (77,472)
                                                                      =========


The accompanying notes are an integral part of these financial statements.


                                                                         Page 3.

                                U.S. MINING, INC.
                          (a development stage company)
                       STATEMENT OF STOCKHOLDER'S DEFICIT
       PERIOD NOVEMBER 4, 1997 (DATE OF INCEPTION) THROUGH MARCH 31, 1998


                                                      Accumulated
                                                        Deficit
                                                         During
                                           Common      Development
                                           Stock         Stage            Total
                                          --------      --------       --------
Capital contribution                      $     25      $   --         $     25
                                          --------      --------       --------

Net loss                                      --         (77,472)       (77,472)
                                          --------      --------       --------

BALANCE - MARCH 31, 1998                  $     25      $(77,472)      $(77,447)
                                          ========      ========       ========


The accompanying notes are an integral part of these financial statements.


                                                                         Page 4.

                                U.S. MINING, INC.
                          (a development stage company)
                             STATEMENT OF CASH FLOWS
       PERIOD NOVEMBER 4, 1997 (DATE OF INCEPTION) THROUGH MARCH 31, 1998


CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                            $   (77,472)
   Adjustments  to  reconcile  net loss to net cash
   from  operating  activities:
     Increase in:
       Due from Franklin Consolidated Mining Co., Inc.                  (26,657)
       Accounts payable                                                   2,925
       Accrued interest payable                                          27,882
                                                                    -----------
Net cash utilized by operating activities                               (73,322)
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Increase in note receivable -
   Franklin Consolidated Mining Co., Inc.                              (995,773)
   Purchase of mineral rights                                           (75,000)
                                                                    -----------
Net cash used by investing activities                                (1,070,773)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in note payable - Hayden                                     70,000
   Increase in note payable - POS Financial, Inc.                     1,010,070
   Increase in loans payable - stockholder                               43,500
   Increase in loans payable - Electronic Marketing Inc.                 20,500
   Equity contribution                                                       25
                                                                    -----------
       Net cash provided by financing activities                      1,144,095
                                                                    -----------

NET INCREASE (DECREASE) IN CASH                                     $      --
                                                                    ===========


    The accompanying notes are an integral part of thesefinancial statements.


                                                                         Page 5.

                                U.S. MINING, INC.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     (a)  Nature of Business:

          The   Company  was  formed  on  November  4,  1997  as  a  New  Jersey corporation. The Company owns certain mining claims and properties located in the County of Clear Creek, Colorado ("the Hayden lease").

     (b)  Accounting Estimates:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     (c)  Mining, Milling and Other Property and Equipment:

          Mining, milling and other property and equipment are recorded at cost. Costs incurred to acquire, explore, improve and develop mining and milling properties are capitalized and amortized in relation to the production of estimated reserves. Mine development expenditures incurred substantially in advance of production are deferred on an individual property basis until the viability of a property is determined. When a property is placed in commercial production, such deferred costs are depleted using the units-of-production method. General exploration costs and costs to maintain the mineral rights and leases are expensed as incurred. Management of the Company periodically reviews the recoverability of the capitalized mineral properties and mining equipment. Management takes into consideration various information including, but not limited to, historical production records taken from previous mine operations, results of exploration activities conducted to date, estimated future prices and reports and opinions of outside geologists, mine engineers, and consultants. When it is determined that a project or property will be abandoned or its carrying value has been impaired, a provision is made for any expected loss on the project or property.

          Depletion of mining and milling improvements and mine development expenditures is computed using the units-of-production method based on probable reserves (there has been no charge for depletion because the Company has not yet commenced operations). Depreciation of equipment is computed using the straight-line method over the estimated useful lives of the related assets.

     (d)  Development Stage:

          In accordance with Statement of Financial Accounting Standards No. 7, the Company is being treated as a development stage company since inception, November 4, 1997, since it did not generate any significant revenues to date.


                                                                         Page 6.

                                U.S. MINING, INC.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING (Continued):

     (e)  Statements of Cash Flows:

          For the purpose of the statements of cash flows the Company considers all highly liquid investments purchased with a remaining maturity of three months or less to be cash equilvalents.

     (f)  Income Taxes:

          The Company has adopted Statement of Financial Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes." SFAS No. 109 requires the use of the asset and liability approach of providing for income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

NOTE 2 - RELATED PARTY TRANSACTIONS:

     (a)  Commitments:

          The Company and POS Financial, Inc. ("POS"), a company owned by the stockholder of the Company, have pledged to provide financing to Franklin Consolidated Mining Co., Inc. ("Franklin") on an as needed basis until on or about January 1, 1999. The funds received from the Company and its affiliates will cover the general, administrative and other costs of Franklin approximated at $20,000 per month plus interest. Additional monies raised from the Company and POS will help finance $750,000 of funds the Company estimates will be needed to ready the Franklin Mine and Milling properties for the commencement of extraction and milling. Additional funds will be needed to support the extraction and milling processes once underway as well as to upgrade the processing facilities to allow for an increase in ore processing capacity.

     (b)  Note Receivable:

          The Company has outstanding an 8% promissory note receivable balance of $995,773 at March 31, 1998, which represents monies advanced by the Company and by POS. The note was due on May 4, 1998, and is secured by all of Franklin's mining claims and mining properties, (which have a net cost of approximately $5,700,000 at March 31, 1998) as well as its interest in the Hayden/Kennec Leases. The note is subject to successive 30 day extensions throughout 1998 upon the mutual agreement of the maker and lender for no additional consideration. Accrued interest receivable at March 31, 1998 was $26,657.

          There can be no assurance that Franklin will have adequate funds available to repay the note. In the event that Franklin defaults on its obligations, the Company may foreclose on the assets secured by the note receivable.


                                                                         Page 7.

                                U.S. MINING, INC.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998


NOTE 2 - RELATED PARTY TRANSACTIONS (Continued):

          Substantially all of the $5,700,000 of mineral properties and equipment collateralizing the note receivable at March 31, 1998 is related to exploration properties. The ultimate realization of the Company's note receivable is dependent upon the success of future property sales, the existence of economically recoverable reserves, the ability to obtain financing or make other arrangements for development, and upon future profitable production.

     (c)  Note Payable - POS:

          During 1997, the Company issued a $955,756 or 8% note payable to POS in exchange for an 8% note receivable from Franklin in the same amount (see above).

     (d)  Loans Payable to Stockholder:

          The Company has an obligation to the stockholder which bears interest at the rate of 8% per annum.

     (e)  Loans Payable to Electronic Marketing, Inc.:

          During the period ended March 31, 1998, Electronic Marketing, Inc., a company owned by the stockholder of the Company, paid professional fees of $20,500 on behalf of the Company.

NOTE 3 - PURCHASE AND LEASE AGREEMENTS - HAYDEN LEASE:

          On November 13, 1997, the Company purchased the Hayden lease for $75,000. The Company paid $5,000 of the purchase price on November 13, 1997, the balance is evidenced by a note, due on January 2, 1998, bearing interest at the per annum rate of 7% after the due date. Payment on the note has been extended until the Company receives a report of clear title. The Company is currently in negotiations to extend the rights to exploit these properties to Franklin.

NOTE 4 - GOING CONCERN UNCERTAINTY:

          The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. The Company incurred a net loss of $77,472, and a stockholder's deficit of $77,447 for the period from inception November 4, 1997 through March 31, 1998. In addition, the Company's major asset is a note receivable from an affiliate. The ability of this affiliate to continue as a going concern is in question. These factors create an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence. Management is currently monitoring the situation with the affiliate and believes they will be able to continue as a going concern.


                                                                         Page 8.

                               POS FINANCIAL, INC.


                              FINANCIAL STATEMENTS

                             APRIL 30, 1998 AND 1997

                               POS FINANCIAL, INC.

                             APRIL 30, 1998 AND 1997


                                  - CONTENTS -


                                                                         Page(s)

Independent Auditors' Report                                                  1.

Financial Statements:
Balance Sheets                                                                2.
Statements of Income                                                          3.
Statements of Stockholder's Equity                                            4.
Statements of Cash Flows                                                      5.

Notes to Financial Statements                                             6.- 8.

                          INDEPENDENT AUDITORS' REPORT



To the Stockholder
POS Financial, Inc.
Springfield, NJ   07081


We have audited the accompanying balance sheet of POS Financial, Inc. as of April 30, 1998 and the related statements of income, stockholder's equity and cash flows for the year ended April 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of POS Financial, Inc. as of April 30, 1998 and the results of its operations and its cash flows for the year ended April 30, 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed, in Note 4 to the financial statements, the Company's major asset is a note receivable from an affiliate. The ability of the affiliate to continue as a going concern is in question. This matter raises substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments to the recorded asset amounts and to the recorded liability amounts that might be necessary should the Company be unable to continue as a going concern.



                                                     ________________________
                                                     LAZAR LEVINE & FELIX LLP

New York, New York
July 9, 1998

                               POS FINANCIAL, INC.
                                 BALANCE SHEETS
                             APRIL 30, 1998 AND 1997


                                   - ASSETS -

                                                                  1998         1997
                                                               ----------   ----------
                                                                            (Unaudited)
CURRENT ASSETS:
     Cash                                                      $  223,727   $  332,801
     Stamp inventory                                                9,773         --
     Due from U.S. Mining, Inc.                                 1,010,070         --
     Accrued interest receivable                                   26,657         --
     Other current assets                                            --             25
                                                               ----------   ----------
TOTAL CURRENT ASSETS                                            1,270,227      332,826

MACHINERY AND EQUIPMENT,
     less accumulated depreciation of $18,275 (1998)
     and $2,125 (1997)                                             24,224       40,374
                                                               ----------   ----------
TOTAL ASSETS                                                   $1,294,451   $  373,200
                                                               ==========   ==========

                    - LIABILITIES AND STOCKHOLDER'S EQUITY -

CURRENT LIABILITIES:
     Accrued interest payable                                  $   35,000   $     --
     Income taxes payable                                          44,000        3,000
     Loans payable - other                                          4,700         --
     Loans payable - stockholder and affiliate                  1,148,426      359,010
                                                               ----------   ----------
TOTAL CURRENT LIABILITIES                                       1,232,126      362,010
                                                               ----------   ----------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
     Common stock, no par value; 2,500 shares authorized,
     issued and outstanding                                            25           25
     Retained earnings                                             62,300       11,165
                                                               ----------   ----------
TOTAL STOCKHOLDER'S EQUITY                                         62,325       11,190
                                                               ----------   ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                     $1,294,451   $  373,200
                                                               ==========   ==========



   The accompanying notes are an integral part of these financial statements.


                                                                         Page 2.

                               POS FINANCIAL, INC.
                              STATEMENTS OF INCOME
                      YEAR ENDED APRIL 30, 1998 AND FOR THE
       PERIOD FEBRUARY 20, 1997 (DATE OF INCEPTION) THROUGH APRIL 30, 1997


                                                           1998          1997
                                                         --------      --------
                                                                     (Unaudited)
REVENUES:
     Commission income                                   $152,008       $ 26,451
     Stamp income                                           2,481           --
     Interchange fees                                       4,708           --
     Interest                                              26,657           --
                                                         --------       --------
TOTAL REVENUES                                            185,854         27,451
                                                         --------       --------

EXPENSES:
     Advertising                                            7,159           --
     Commission                                            17,738           --
     Depreciation                                          16,150          2,125
     Equipment lease                                        6,945           --
     Interest                                              35,000
     Other                                                  2,129             74
     Stamps                                                 1,768           --
     Supplies                                               1,101          5,430
     Telephone                                              5,084          4,299
     Travel                                                   645          1,358
                                                         --------       --------
TOTAL EXPENSES                                             93,719         13,286
                                                         --------       --------
INCOME BEFORE PROVISION FOR INCOME TAXES                   92,135         14,165

     Provision for income taxes                            41,000          3,000
                                                         --------       --------
NET INCOME                                               $ 51,135       $ 11,165
                                                         ========       ========


   The accompanying notes are an integral part of these financial statements.


                                                                         Page 3.

                               POS FINANCIAL, INC.
                       STATEMENTS OF STOCKHOLDER'S EQUITY
                      YEAR ENDED APRIL 30, 1998 AND FOR THE
       PERIOD FEBRUARY 20, 1997 (DATE OF INCEPTION) THROUGH APRIL 30, 1997





                                                  Common     Retained
                                                   Stock      Earnings     Total
                                                   -----      --------     -----

Capital contribution (unaudited)                 $    25     $  --       $    25

Net income (unaudited)                              --        11,165      11,165
                                                 -------     -------     -------
Balance - April 30, 1997 (unaudited)                  25      11,165      11,190

Net income                                          --        51,135      51,135
                                                 -------     -------     -------

BALANCE - APRIL 30, 1998                         $    25     $62,300     $62,325
                                                 =======     =======     =======


   The accompanying notes are an integral part of these financial statements.


                                                                         Page 4.

                               POS FINANCIAL, INC.
                            STATEMENTS OF CASH FLOWS
                      YEAR ENDED APRIL 30, 1998 AND FOR THE
       PERIOD FEBRUARY 20, 1997 (DATE OF INCEPTION) THROUGH APRIL 30, 1997

                                                               1998            1997
                                                           -----------    -----------
                                                                          (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                              $    51,135    $    11,165
   Adjustments to reconcile net income to net cash
     from operating activities:
     Depreciation                                               16,150          2,125
     (Increase) decrease  in assets:
       Stamp inventory                                          (9,773)          --
       Accrued interest receivable                             (26,657)          --
       Other current assets                                         25            (25)
   Increase in liabilities:
     Accrued interest payable                                   35,000           --
     Income taxes payable                                       41,000          3,000
                                                           -----------    -----------
       Net cash provided by operating activities               106,880         16,265
                                                           -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Increase in due from U.S. Mining, Inc.                   (1,010,070)          --
   Purchase of property and equipment                             --          (42,499)
                                                           -----------    -----------
     Net cash used by investing activities                  (1,010,070)       (42,499)
                                                           -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in loans payable - stockholder and affiliate       789,416        359,010
   Increase in loans payable - other                             4,700           --
   Equity contribution                                            --               25
                                                           -----------    -----------
     Net cash provided by financing activities                 794,116        359,035
                                                           -----------    -----------
NET (DECREASE) INCREASE IN CASH                               (109,074)       332,801

BALANCE - BEGINNING OF PERIOD                                  332,801           --
                                                           -----------    -----------
BALANCE - END OF PERIOD                                    $   223,727    $   332,801
                                                           ===========    ===========



   The accompanying notes are an integral part of these financial statements.


                                                                         Page 5.

                               POS FINANCIAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             APRIL 30, 1998 AND 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     (a)  Nature of Business:

          The Company was formed on February 20,1997 as a New Jersey corporation. The Company is engaged in the operation of automated teller machines ("ATMs"), and earns a fee on each transaction as executed. The ATMs are located in retail establishments throughout the United States.

          The ATMs currently dispense cash and postage stamps. The Company anticipates that additional products and services will be dispensed from the ATMs within the next two years.

     (b)  Accounting Estimates:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     (c)  Stamp inventory:

          Stamp inventory is recorded at cost.

     (d)  Property and Equipment:

          Property and equipment is stated at cost.

          Provision is made for depreciation on the  straight-line and declining
          - balance methods by annual charges to operations calculated to absorb the costs of the assets over their estimated useful lives. A salvage value is provided when considered necessary. Depreciation methods and life used for tax purposes differ from those used for financial statement purposes.

          Expenditures for repairs and maintenance are charged to income as incurred. Expenditures for major renewals, betterments and additions are capitalized. When assets are retired or otherwise disposed of, the costs of the assets and the related accumulated depreciation are eliminated from the accounts. Any gain or loss on disposition is credited or charged to income.


                                                                         Page 6.

                               POS FINANCIAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             APRIL 30, 1998 AND 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

     (e)  Statements of Cash Flows:

          For the purpose of the statements of cash flows the Company considers all highly liquid investments purchased with a remaining maturity of three months or less to be cash equilvalents.

     (f)  Income Taxes:

          The Company has adopted Statement of Financial Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes." SFAS No. 109 requires the use of the asset and liability approach of providing for income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

NOTE 2 - RELATED PARTY TRANSACTIONS:

     (a)  Due from Affiliate:

          The sole shareholder of the Company is an officer and sole shareholder of a company (U.S. Mining, Inc.) which has an obligation payable to POS Financial, Inc. in the amount of $1,010,070 (1998) and $-0-
          (1997). Such obligations bear interest at the rate of 8% per annum. These amounts represent advances and expenses paid on behalf of the Company. The outstanding balance is payable on demand.

          Interest income of $26,657 has been accrued as of April 30, 1998.

     (b)  Loan Payable to Stockholder and Affiliate:

          The Company has an obligation to the stockholder and an affiliate (Electronic Marketing, Inc.), which is payable on demand.

          Such obligations bear interest at the rate of 8% per annum. Interest expense of $35,000 has been accrued as of April 30, 1998.

NOTE 3 - COMMITMENTS:

          The Company has no written purchase or lease agreements with ATM owners. There are also no written agreements with the owners of the locations where the ATM's are placed.


                                                                         Page 7.

                               POS FINANCIAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             APRIL 30, 1998 AND 1997


NOTE 3 - COMMITMENTS (Continued):

          Substantially all ATMs operated by the Company from inception consist of test equipment offered by the manufacturer. Accordingly, equipment rental expense $6,945 has been recorded for the period.

NOTE 4 - GOING CONCERN UNCERTAINTY:

          The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. The Company's major asset is a note receivable from an affiliate. The ability of this affiliate to continue as a going concern is in question. This creates an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence. Management is currently monitoring the situation with the affiliate and believes that they will be able to continue as a going concern.


                                                                         Page 8.

                                                                      Appendix C

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is dated this 3rd day of August, 1998 and is by and between Franklin Consolidated Mining Co., Inc., a Delaware Corporation ("Franklin"), William C. Martucci ("WMC") and POS Financial, Inc. a New Jersey corporation.

                                    RECITALS

     WHEREAS, WCM is the owner of 100% of the outstanding shares of Common Stock, par value $.01 per share of POS (the "POS Common Stock") and

     WHEREAS, Franklin desires to acquire the POS Common Stock in exchange for 11,197,413 shares of Common Stock, par value $.01 per share of Franklin (the "Franklin Common Stock") upon the terms and subject to the conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE 1

                           1.1 Terms of the Exchange:

     (a) WCM shall sell, assign, assign, transfer and convey at the closing date the POS Common Stock to Franklin.

     (b) In consideration for the POS Common Stock, Franklin shall cause its transfer agent to issue to WCM or its assignees on the Closing Date a certificate or certificates representing the Franklin Common Stock, each duly executed on behalf of Franklin in the name of WCM or his assignees.

     1.2 Taking of Necessary Action: Further Action: Each of Franklin and WCM shall take all reasonable and lawful action as may be necessary or appropriate in order to effectuate the transactions contemplated by this Agreement. In case at any time after the Closing Date any further action shall be necessary or desirable to carry out the intentions of this Agreement, the officers and directors of each of the parties hereto shall take all such lawful and necessary action.

                                    ARTICLE 2

                                     Closing

     2.1 Closing: The closing of the transactions contemplated by this Agreement will be held at the offices of 3 Dundar Road, Springfield, N.J. 07081, at 10:00 a.m., local time on or about the fifth business day after the date upon which all conditions contained in Articles 6 and 7 hereof have been satisfied or waived or such other time and place as the parties may agree upon (the "Closing Date").

     2.2 Delivery of Certificates. On the Closing Date (a) Franklin shall issue to WCM the Franklin Common Stock and (b) WCM shall deliver to Franklin the POS Common Stock duly endorsed for transfer to Franklin.

                                    ARTICLE 3

                      Representations and Warrantees of WCM

WCM hereby represents and warrants to Franklin as follows:

     3.1 Power and Authorization. WCM has the power and authority to execute and deliver this Agreement and to perform his obligations under the terms of this Agreement. All action on the part of WCM necessary for the execution, delivery and performance by WCM of this Agreement has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by WCM shall constitute the valid and binding obligations of WCM enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy insolvency or other laws relating to or affecting creditor's rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.2 Investment. WCM is acquiring the Franklin Common Stock for investment for his own account, not as a nominee or agent and not with a view to, or for resale in connection with any distribution of any part thereof, and he has no present intention of selling, granting any participation in or otherwise distributing the same. WCM understands that the Franklin Common Stock has not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state and other Common Stock laws and is being issued to WCM by reason of a specific exemption from the registration provisions of the Act and applicable state and other Common Stock laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of WCM's representations expressed herein.

     3.4 Restricted Common Stock. WCM has no need of liquidity in this investment and acknowledges and understands that he must bear the economic risk of this investment for an indefinite period of time because the Franklin Common Stock must be held indefinitely unless subsequently registered under the Act and applicable state and other Common Stock laws or unless an exemption from such registration is available. WCM understands that any transfer agent of Franklin will be issued a stop-transfer instructions with respect to such shares unless such transfer is subsequently registered under the Act and applicable state and other Common Stock laws or unless an exemption from such registration is available, and that each certificate representing the Franklin Common Stock will bear a restrictive legend to such effect.

                                    ARTICLE 4

                   Representations and Warranties of Franklin

Franklin hereby represents and warrants to WCM and POS as follows:

     4.1 Organization and Good Standing;  Articles of Incorporation and By-Laws:
Franklin is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Franklin has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. Franklin is qualified to do business in those jurisdictions listed on Schedule 4.1 hereto. Franklin is not qualified to do business as a foreign corporation in any other jurisdiction and such qualification is not now required, except to the extent that the failure to so qualify would not have a material adverse effect on Franklin's business as currently conducted.

     4.2 Corporate Power and Authorization. Franklin has the corporate power and authority to execute and deliver this Agreement, to issue the Common Stock hereunder and to perform its obligations under the terms of this Agreement. All corporate action on the part of Franklin, its directors and stockholders necessary for the authorization, execution, delivery and performance by Franklin of this Agreement and the authorization, sale, issuance and delivery of Franklin stock has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by Franklin, shall constitute valid and binding obligations of Franklin, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon the Closing Date, the Common Stock will be duly authorized and, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid, nonassessable, and free and clear of any liens, pledges, claims, security interests or other encumbrances created hereby; provided, however, that the Common Stock is subject to restrictions on transfer under state or federal Common Stock laws as set forth herein.

     4.3 Capitalization. The authorized capital stock of Franklin consists of 100,000,000 shares of Common Stock, $0.01 par value, of which 3,955,173 shares are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 4.3, there are no options, warrants or other rights outstanding to purchase or acquire, or any Common Stock convertible into, nor has Franklin agreed to issue or reissue, other than pursuant to this Agreement, any of Franklin's authorized and unissued capital stock. Except as described on Schedule 4.3, there are no agreements or understandings that affect or relate to the voting or giving of written consent with respect to any of Franklin's outstanding Common Stock. There are no preemptive rights with respect to the issuance or sale of Franklin's capital stock.

     4.4 Financial Statements. Franklin has provided the Stockholder with (i) audited financial statements of Franklin as of and for the years ended December 31, 1996 and 1997 (the "Audited Financial Statements"), and (ii) unaudited financial statements of Franklin as of and for the one month ended March 31, 1998 (the "Interim Financial Statements" and together with the Audited Financial Statements, the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated. The Financial Statements fairly present the financial condition and operating results of Franklin as of the dates and for the periods indicated, subject, with respect to the Interim Financial Statements, to normal year-end audit adjustments.

     4.5 Absence of Certain Developments. Except as described on Schedule 4.5 since December 31, 1997, there has been no change in the assets, liabilities, condition (financial or otherwise), operating results, business or prospects of Franklin from that reflected in the Audited Financial Statements, except changes in the ordinary course of business that have not been, individually or in the aggregate, materially adverse to the assets, properties, condition (financial or otherwise), operating results, business or prospects of Franklin or changes reflected in the Interim Financial Statements. Without limiting the foregoing, except as described on Schedule 4.5, Franklin has not, since December 31, 1997,
(i) directly or indirectly declared or paid any dividend or ordered or made any other distribution on account of any shares of any class of the capital stock of Franklin, (ii) directly or indirectly redeemed, purchased or otherwise acquired any such shares or agreed to do so or set aside any sum or property for any such purpose, (iii) made any capital expenditures exceeding $100,000, (iv) incurred any indebtedness exceeding $100,000, (v) sold or encumbered any material assets, property, rights licenses or permits used in

Franklin's business, (v) suffered any extraordinary loss, damage or casualty loss, (vi) received notification of termination or significant decrease from any material customer or supplier, or (vii) committed to any of the foregoing.

     4.6 Absence of Undisclosed Liabilities. Except as disclosed on Schedule 4.6 Franklin does not have any liability or obligation, absolute or contingent, that is not reflected in the Financial Statements, other than obligations and liabilities which taken individually or in the aggregate would not have a material adverse effect on Franklin's assets, liabilities, condition (financial or otherwise), operating results, business or prospect.

     4.7 Taxes. Except as disclosed on Schedule 4.7 Franklin has filed all tax returns and reports required by law to be filed, and has paid all taxes, assessments and other government al charges that are due and payable, except for those matters reasonably being contested by Franklin and those matters which, individually and in the aggregate, would not have a material adverse effect on Franklin's assets, liabilities, condition (financial or otherwise), operating results, business or prospects. The charges, accruals and reserves on the books of Franklin in respect of taxes are considered adequate by Franklin, and Franklin knows of no assessment for additional taxes or any basis therefor.

     4.8 Title to Properties: Except as set forth on Schedule 4.8 Franklin has good title to all of its properties and assets, both real and personal, tangible and intangible, reflected on the balance sheet included in the Audited Financial Statements or acquired after the date thereof (except inventory or other personal property disposed of in the ordinary course of business subsequent to the date thereof), and such properties and assets are not subject to any mortgage, pledge, lien, security interest encumbrance or charge other than (o) liens for current taxes not yet due and payable, (ii) liens and encumbrances that do not materially detract from the value of the property subject thereto or materially impair the operations of Franklin or (iii) liens securing obligations reflected in the Financial Statements. With respect to properties or assets it leases, except as set forth on Schedule 4.8, Franklin is in compliance with such leases (except for such defaults or breaches that would not, individually or in the aggregate, have a material adverse affect on assets, liabilities, condition (financial or otherwise), operating results, business or prospects) and holds valid leasehold interests free of any liens, claims or encumbrances except for those described in subsections (i) through (iii) hereof.

     4.9 Compliance with Other instruments. Franklin is not in violation or default of any provision of its Certificate of Incorporation or By-Laws, or, except as described on Schedule 4.9 in default of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which Franklin is a party or by which it is bound. The execution, delivery and performance by Franklin of this Agreement, and the consummation of transactions contemplated hereby and thereby, will not, except as described on

Schedule 4.9 result in any violation of or conflict with the Franklin's Certificate of Incorporation or By-Laws, and, will not result in any violation of or conflict with, or constitute a default under, any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which Franklin is a party or by which it is bound or in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Franklin.

     4.10 Litigation, etc. Except as described on Schedule 4.10, there are no actions, suits, proceedings (arbitration, regulatory or otherwise) or investigations pending or, to Franklin's best knowledge, threatened, against Franklin or against any if its officers or directors in their capacity as such or which otherwise involves Franklin's business or operations. Franklin has not commenced or had commenced against it any case under applicable bankruptcy laws. Franklin is not engaged in any legal action to recover moneys due it or for damages sustained by it in connection with Franklin's business.

     4.11 Employees. Franklin does not have any employees employed at will or pursuant to an employment agreement with Franklin.

     4.12 Registration Rights. Except as described on Schedule 4.12, Franklin is not under any contractual obligation to register under the Act, any of its currently outstanding Common Stock or any of its Common Stock which may hereafter be issued.

     4.13  Governmental  Consent.  Except  as set  forth on  Schedule  4.13,  no consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of Franklin is required in connection with the valid execution, delivery and performance of this Agreement, the offer, sale or issuance of the Franklin Common Stock, or the consummation of any other transactions contemplated hereby or thereby, except for filings that may be required to comply with applicable federal and state Common Stock laws.

     4.14 Compliance with Law. Except as set forth on Schedule 4.14 Franklin is conducting its business and operations in compliance in all material respects with all governmental rules and regulations applicable thereto, including without limitation those relating to occupational safety, environmental, health and employment practices, and is not in violation or default in any material respects under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its properties.

     4.15 Permits. Franklin has all permits, licenses, orders and approvals of any federal, state, local or foreign governmental or regulatory body that are material to or necessary in the conduct of its business as now conducted (collectively, the "Permits"); all such Permits are in full force and effect; no violations have been recorded in respect of any such Permits; and not proceeding is pending or, to the knowledge of Franklin, threatened to revoke or limit any such Permits. Schedule 4.15 contains a complete and accurate list of all Permits.

     4.16 Offering. Subject to accuracy of the WCM's representations in Article 3, hereof, the offer, sale and issuance of the Common Stock as contemplated by this Agreement will constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

     4.17 Brokers or Finders. Franklin has not retained any broker or finder in connection with the transactions contemplated by this Agreement, and there are no brokerage commissions, finder's fees or similar items of compensation payable in connection therewith based on any arrangement or agreement made by or on behalf of Franklin.

     4.18 Intellectual Property. Franklin does not have any patents, patent applications, trademarks and trademark applications or other registrations of intellectual property rights registered in its name or licensed to Franklin.

     4.19 Property, Equipment, etc. To the best of Franklin's knowledge, the property and equipment owned or leased by Franklin, taken as a whole, are in good operating condition (except for ordinary wear and tear which do not adversely affect Franklin's businesses and are generally suitable for the uses for which they are currently used.

     4.20 Insurance. Except as set forth on Schedule 4.20, the physical properties and assets used in connection with Franklin's businesses are covered by insurance with reputable companies against casualty and other losses customarily obtained to cover comparable properties and assets by similar businesses in the region in which such properties and assets of Franklin are located, in amounts and coverage which are reasonable in light of existing conditions. Franklin has not failed to give any notice or present any claim under any insurance policy in a due and timely fashion except for such failures that would not have a material adverse effect on Franklin's assets, liabilities, condition (financial or otherwise), operating results, business or prospects.

     4.21 No Misrepresentations or Omissions. To Franklin's best knowledge, all information provided in connection herewith and all representations and warranties hereunder, including the disclosures in the Financial Statements, this Agreement or the Schedules hereto, are complete and correct in all material respects and do not contain any misleading statement or omit any material information.

     4.22 ERISA. Franklin does not maintain any "Plan" subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA").

     4.23 Common Stock Filings. Franklin has made all filings with the Securities and Exchange Commission (the "SEC") that it has been required to make under the Act and the rules and regulations promulgated thereunder and under the Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. Franklin has provided WCM with complete and correct copies of all of Franklin's filings made with the SEC (including all exhibits to such filings) since January 1, 1993 (all such documents which have been filed with the SEC, as amended, the "SEC Documents"), including, without limitation all Annual Reports on Form 10-KSB, all Quarterly Reports on Form 10-QSB, all Current Reports on Form 8-K, all registration statements and all proxy statements and annual reports to shareholders. Except as set forth on
Schedule 4.23 and to the best knowledge of Franklin, the SEC Documents comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and to the best knowledge of Franklin, none of the SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.24 Contracts. Schedule 4.24 sets forth a list of all written contracts, agreements, mortgages, notes, instruments, leases, licenses (other than licenses set forth in Schedule 4.16) hereof), franchises, arrangements or understandings with respect to Franklin (the "Franklin Contracts"). Except as set forth on
Schedule 4.14, all of Franklin Contracts are valid and in full force and effect and there are no existing defaults, or events which with the passage of time or the giving of notice, or both, would constitute defaults by Franklin, or to the knowledge of Franklin, by any other party to any Franklin Contract.

                                    ARTICLE 5

                      Representations and Warranties of POS

POS hereby represents and warrants to Franklin as follows:

     5.1 Organization and Good Standing;  Articles of Incorporation and By-Laws:
POS is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey. POS has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. POS is qualified to do business in those jurisdictions listed on Schedule 5.1 hereto. POS is not qualified to do business as a foreign corporation in any other jurisdiction and such qualification is not now required, except to the extent that the failure to so qualify would not have a material adverse effect on POS's business as currently conducted.

     5.2 Corporate Power and Authorization. POS has the corporate power and authority to execute and deliver this Agreement, and to perform its obligations under the terms of this Agreement. All corporate action on the part of POS, its directors and stockholders necessary for the authorization, execution, delivery and performance by POS of this Agreement has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by POS, shall constitute valid and binding obligations of POS, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3 Capitalization. The authorized capital stock of POS consists of 2,500 shares of Common Stock, $0.01 par value, of which 2,500 shares are issued and outstanding. All of the outstanding shares of common stock have been duly authorized and validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase or acquire, or any Common Stock convertible into, nor has POS agreed to issue or reissue, other than pursuant to this Agreement, any of POS's authorized and unissued capital stock. There are no agreements or understandings that affect or relate to the voting or giving of written consent with respect to any of POS's outstanding Common Stock. There are no preemptive rights with respect to the issuance or sale of POS's capital stock.

     5.4 Financial Statements. POS has provided Franklin with (i) audited financial statements of POS as of and for the years ended December 31, 1997 (the "POS Audited Financial Statements"), and (ii) unaudited financial statements of POS as of and for the one quarter ended March 31, 1998 (the "POS Interim Statements" and together with the POS Audited Financial Statements, the "POS Financial Statements"). The POS Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated. The POS Financial Statements fairly present the financial condition and operating results of POS as of the dates and for the periods indicated, subject, with respect to the POS Interim Financial Statements, to normal year-end audit.

     5.5 Absence of Certain Developments. Since December 31, 1997, there has been no change in the assets, liabilities, condition (financial or otherwise), operating results, business or prospects of POS from that reflected in the POS Audited Financial Statements, except changes in the ordinary course of business that have not been, individually or in the aggregate, materially adverse to the assets, properties, condition (financial or otherwise), operating results, business or prospects of POS or changes reflected in the POS Interim Financial

Statements. Without limiting the foregoing, except as described on Schedule 5.5, POS has not, since December 31, 1997, (i) directly or indirectly declared or paid any dividend or ordered or made any other distribution on account of any shares of any class of the capital stock of POS, (ii) directly or indirectly redeemed, purchased or otherwise acquired any such shares or agreed to do so or set aside any sum or property for any such purpose, (iii) made any capital expenditures exceeding $100,000, (iv) incurred any indebtedness exceeding $100,000, (v) sold or encumbered any material assets, property, rights licenses or permits used in POS's business, (v) suffered any extraordinary loss, damage or casualty loss, (vi) received notification of termination or significant decrease from any material customer or supplier, or (vii) committed to any of the foregoing.

     5.6 Absence of Undisclosed Liabilities. Except as disclosed on Schedule 5.6 POS does not have any liability or obligation, absolute or contingent, that is not reflected in the POS Financial Statements, other than obligations and liabilities which taken individually or in the aggregate would not have a material adverse effect on POS's assets, liabilities, condition (financial or otherwise), operating results, business or prospect.

     5.7 Taxes. Except as disclosed on Schedule 5.7, POS has filed all tax returns and reports required by law to be filed, and has paid all taxes, assessments and other government al charges that are due and payable, except for those matters reasonably being contested by POS and those matters which, individually and in the aggregate, would not have a material adverse effect on POS's assets, liabilities, condition (financial or otherwise), operating results, business or prospects. The charges, accruals and reserves on the books of POS in respect of taxes are considered adequate by POS, and POS knows of no assessment for additional taxes or any basis therefor.

     5.8 Title to Properties: POS has good title to all of its properties and assets, both real and personal, tangible and intangible, reflected on the balance sheet included in the Audited Financial Statements or acquired after the date thereof (except inventory or other personal property disposed of in the ordinary course of business subsequent to the date thereof), and such properties and assets are not subject to any mortgage, pledge, lien, security interest encumbrance or charge other than (o) liens for current taxes not yet due and payable, (ii) liens and encumbrances that do not materially detract from the value of the property subject thereto or materially impair the operations of POS or (iii) liens securing obligations reflected in the POS Financial Statements. With respect to properties or assets it leases, POS is in compliance with such leases (except for such defaults or breaches that would not, individually or in the aggregate, have a material adverse affect on assets, liabilities, condition (financial or otherwise), operating results, business or prospects) and holds valid leasehold interests free of any liens, claims or encumbrances except for those described in subsections (i) through (iii) hereof.

     5.9 Compliance with Other instruments. POS is not in violation or default of any provision of its Certificate of Incorporation or By-Laws, or, in default of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which POS is a party or by which it is bound. The execution, delivery and performance by POS of this Agreement, and the consummation of the transactions contemplated hereby and thereby, will not, result in any violation of or conflict with the POS's Certificate of Incorporation or By-Laws, and, will not result in any violation of or conflict with, or constitute a default under, any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which POS is a party or by which it is bound or in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of POS.

     5.10 Litigation, etc. There are no actions, suits, proceedings (arbitration, regulatory or otherwise) or investigations pending or, to POS's best knowledge, threatened, against POS or against any if its officers or directors in their capacity as such or which otherwise involve POS's business or operations. POS has not commenced or had commenced against it any case under applicable bankruptcy laws. POS is not engaged in any legal action to recover moneys due it or for damages sustained by it in connection with POS's business.

     5.11 Employees. POS does not have any employees employed at will or pursuant to an employment agreement with POS.

     5.12 Registration Rights. POS is not under any contractual obligation to register under the Act, any of its currently outstanding Common Stock or any of its Common Stock which may hereafter be issued.

     5.13 Governmental Consent. No consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of POS is required in connection with the valid execution, delivery and performance of this Agreement, or the consummation of any other transactions contemplated hereby or thereby.

     5.14 Compliance with Law. POS is conducting its business and operations in compliance in all material respects with all governmental rules and regulations applicable thereto, including without limitation those relating to occupational safety, environmental, health and employment practices, and is not in violation or default in any material respects under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its properties.

     5.15 Permits. POS does not have any permits, licenses, orders and approvals of any federal, state, local or foreign governmental or regulatory body that are material to or necessary in the conduct of its business as now conducted.

     5.16 Brokers or Finders. POS has not retained any broker or finder in connection with the transactions contemplated by this Agreement, and there are no brokerage commissions, finder's fees or similar items of compensation payable in connection therewith based on any arrangement or agreement made by or on behalf of POS.

     5.17  Intellectual  Property.  POS  does  not  have  any  patents,   patent
applications, trademarks and trademark applications or other registrations of intellectual property rights registered in its name or licensed to POS.

     5.18 Property, Equipment, etc. To the best of POS's knowledge, the property and equipment owned or leased by POS, taken as a whole, are in good operating condition (except for ordinary wear and tear which do not adversely affect POS's businesses and are generally suitable for the uses for which they are currently used.

     5.19 Insurance. The physical properties and assets used in connection with POS's businesses are covered by insurance with reputable companies against casualty and other losses customarily obtained to cover comparable properties and assets by similar businesses in the region in which such properties and assets of POS are located, in amounts and coverage which are reasonable in light of existing conditions. POS has not failed to give any notice or present any claim under any insurance policy in a due and timely fashion except for such failures that would not have a material adverse effect on POS's assets, liabilities, condition (financial or otherwise), operating results, business or prospects.

     5.20 No  Misrepresentations  or  Omissions.  To POS's best  knowledge,  all information provided in connection herewith and all representations and warranties hereunder, including the disclosures in the Financial Statements, this Agreement or the Schedules hereto, are complete and correct in all material respects and do not contain any misleading statement or omit any material information.

     5.21 ERISA. POS does not maintain any "Plan" subject to ERISA.

     5.22 Contracts. Schedule 5.22 sets forth a list of all written contracts, agreements, mortgages, notes, instruments, leases, licenses (other than licenses set forth in Schedule 5.16 hereof), franchises, arrangements or understandings with respect to POS (the "POS Contracts"). Except as set forth on Schedule 5.14, all of POS Contracts are valid and in full force and effect and there are no existing defaults, or events which with the passage of time or the giving of notice, or both, would constitute defaults by POS, or to the knowledge of POS, by any other party to any POS Contract.

                                    ARTICLE 6

The obligations of Franklin to issue the Common Stock on the Closing Date are subject to the fulfillment as of the Closing Date of the following conditions:

     6.1 Representations and Warranties Correct. The representations and warranties made by WCM and POS in Article 3 and 5 hereof be true and correct at and as of the Closing Date, with the same effect as though such representations and warranties had been made at and as of the Closing Date.

     6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by WCM and POS at or prior to the Closing Date shall have been performed or complied with, including the obtaining of all consents necessary for the consummation of the transaction by WCM and POS.

     6.3 Compliance Certificate of each of POS and WCM. POS shall have delivered to Franklin a certificate executed by the President of POS dated the Closing Date and WCM shall have delivered a certificate executed by WCM certifying to the fulfillment of the conditions specified in Sections 6.1 and 6.2 of this Agreement as they relate to WCM.

     6.4 POS Common Stock WCM shall have delivered to Franklin Certificates representing POS Common Stock, duly endorsed for transfer to Franklin.

     6.5 Compliance Certificate. Franklin shall have received a certificate of the Secretary of POS certifying as to (a) the Certificate of Incorporation of POS, (b) By-Laws of POS, (c) the good standing of POS in New Jersey, (d) resolutions of the Board of Directors authorizing the execution of this Agreement and the other transactions contemplated herein and (e) incumbency of POS's signatory.

                                    ARTICLE 7

                      Conditions to Closing of WCM and POS

WCM's obligation to sell the POS Common Stock at the Closing Date is subject to the fulfillment as of the Closing Date of the following conditions:

     7.1 Representations and Warranties Correct. The representations and warranties made by Franklin in Article 4 hereof shall be true and correct at and as of the Closing Date, with the same effect as though such representations and warranties had been made at and as of the Closing Date.

     7.2 Convenants. All covenants, agreements and conditions contained in this Agreement to be performed by Franklin at or prior to the Closing shall have been complied with.

     7.3 Compliance Certificate. Franklin shall have delivered to WCM a certificate executed by the President of Franklin dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 7.1 and
7.2 of this Agreement.

     7.4 Stock Certificates. Franklin shall have issued or cause to be issued to WCM a certificate or certificates representing the Franklin Common Stock.

     7.5 Compliance Certificate. POS and WCM shall have received a certificate of the Secretary of certifying as to (a) the Certificate of Incorporation of Franklin, (b) By-Laws of Franklin, (c) the good standing of Franklin in Delaware and the jurisdictions listed on Schedule 4.1 hereto, (d) resolutions of the Franklin's Board of Directors authorizing the execution of this Agreement and the other transactions contemplated hereby, (e) resolutions of Franklin's stockholders approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and (f) incumbency of Franklin signatory.

     7.6 Purchase of USM Stock Purchase. Franklin shall have consummated the transactions contemplated by the Stock Purchase Agreement between Franklin and USM (the "USM Stock Purchase").

                                    ARTICLE 8

Stockholder Approvals, Board of Directors' Recommendations; Filings:

     8.1 Stockholder Approvals; Board of Directors' Recommendations. A meeting of the stockholders of Franklin shall be held in accordance with the General Corporation Law of the State of Delaware ("GCL"), as promptly as possible, after at least 20 days' prior written notice there of to the stockholders of Franklin, to consider and vote upon, among other things, the adoption and approval of this Agreement, the USM Stock Purchase, changing of the corporate name of Franklin, the election of the Board of Directors of Franklin and such other transactions as contemplated hereby (collectively, the "Proxy Proposals"). Subject to its fiduciary duty to stockholders, the Board of Directors


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


of Franklin shall recommend to its stockholders that the Agreement and the other Proxy Proposals be adopted and approved.

     8.2 Filings. As soon as practicable after the adoption and approval of this Agreement and the other Proxy Proposals, Franklin shall undertake to prepare and submit to WCM, for review and approval, any and all documentation and/or filings required by the GCL or the Act or the exchange Act to be submitted and/or filed. Upon the approval of such documentation and/or filings by WCM, Franklin shall undertake to file same, as applicable, with the office of the Secretary of State of the State of Delaware and the SEC.

     8.3 Proxy Statement. As soon as practicable, Franklin shall prepare and file, or cause to be prepared and filed with the SEC, a proxy statement (such proxy statement, together with all financial statements, exhibits, and supplements thereto, being herein called the "Proxy Statement" and such proxy statement, together with all financial statements and exhibits thereto, in the form to be filed with the SEC being herein called the "Preliminary Proxy Statement" to be used in connection with the meeting of the stockholders of Franklin, or for inclusion in Franklin's filings under any applicable state takeover laws.

                                    ARTICLE 9

                                 Indemnification

     9.1 Indemnification by WCM and POS. WCM agrees to indemnify, defend and hold Franklin harmless, and its officers, directors, stockholders, agents, employees, attorneys, affiliates, successors and assigns, from and against, and pay or reimburse each of them for, any and all claims, losses, damages, judgments, amounts paid in settlement, costs and legal, accounting or other expenses (collectively, "Losses") that any of them may sustain or incur as a result of any misrepresentation, any inaccuracy in, or any breach of, any warranty or representation or any non-performance of any convenant or other obligation on the part of WCM and POS contained in this Agreement, or any document delivered hereunder; provided that WCM and POS shall not be required to indemnify Franklin for Losses unless such Losses exceed $50,000 in the aggregate, in which event WCM and POS shall be obligated to indemnify Franklin for the amount of such Losses in excess of $50,000.

     9.2 Indemnification by Franklin. Franklin agrees to indemnify, defend and hold harmless WCM and officers, directors, stockholders, agents, employees, attorneys, affiliates, successors and assigns and each of them, from and against, and pay or reimburse each of them for, any and all Losses that any of them may sustain or incur as a result of any misrepresentation, breach of warranties or representations or non-performance of any covenants or other obligations on the part of Franklin contained in this Agreement or any document delivered hereunder; provided that Franklin shall not be required to indemnify WCM and POS for losses unless such Losses exceed $50,000 in the aggregate, in which event POS shall indemnify such indemnified party for the amount of such Losses in excess of $50,000.

     9.3 Indemnification Procedures.

     (a) Promptly after receipt by a party entitled to indemnification hereunder (an "Indemnified Party") of notice of any claim or of the commencement of any action, investigations, suit or proceeding ("Proceeding") with respect to which such party may make a claim for Indemnification hereunder, the Indemnified Party will notify the party against whom indemnification is sought (the "Indemnifying Party") in writing of such claim or Proceeding, and the Indemnifying Party may in his or its discretion assume the defense of such claim or Proceeding, in which case he or it shall employ counsel reasonably satisfactory to the Indemnified Party and shall pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, an Indemnified Party will be entitled to employ counsel separate from counsel for the Indemnifying Party and to participate in the defense of such claim or Proceeding at the Indemnified Party's expense. No settlement or compromise of any claim or Proceeding shall give rise to liability of the Indemnifying Party unless such party shall have been notified of any proposed settlement or compromise and shall have consented thereto; provided that the Indemnifying Party shall obtain the written consent of the Indemnified Party, which consent shall not be unreasonably withheld, prior to ceasing to defend, settling or otherwise disposing of any such claim or proceeding, if as a result of the failure of the Indemnified Party to do so would cause it or him to become subject to injunctive or other equitable relief, or the business of the Indemnified Party (or that of its subsidiary) would be materially adversely affected in any manner.

     (b) Other Losses. In the event that any Indemnified Party suffers a Loss or otherwise becomes entitled to indemnification hereunder from an Indemnifying Party in a situation that does not involve a Proceeding being instituted by a third party, the Indemnified Party shall send notice as it would pursuant to
Section 9.3(a) in order to provide reasonable notice to the Indemnifying Party as to the nature and extent of the Loss.

     (c) Effect. Any notice of a claim or Proceeding or a claim for indemnity provided for herein shall be in writing and shall specify, to the extent known by the Indemnified Party, the nature and extent of the claim or Proceeding and the amount being asserted as damages or Losses, as the case may be. Notwithstanding the foregoing, the failure to so provide notice on a timely and adequate basis (except to the extent that such notice is given after the survival period contained in Section 9.2) shall not relieve the Indemnifying Party of its obligations to indemnify hereunder except to the extent that such Indemnifying Party can establish prejudice to it by the lack of timely or adequate notice.


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


                                   ARTICLE 10

                                   Termination

     10.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing, whether prior to or after approval by the stockholders of Franklin by consent of all of the parties hereto, or by either Franklin, on the one hand, or WCM on the other, if;
(i) the other party shall, when made, have breached in any material respect any of its representations or warranties contained in this Agreement; (ii) any such representation or warranty shall not be correct or accurate in all material respects at and as of the Closing Date with the same effect as if made at such time (with such exceptions as are permitted hereunder); (iii) the other party shall have failed top comply in all material respects with any of its convents or agreements contained in this Agreement to be complied with or performed by it at or prior to the Closing Date; (iv) if a permanent injunction is entered, enforced or deemed applicable to this Agreement which prohibits the consummation of the transactions contemplated hereby and all appeals of such injunction shall have been taken and shall have been unsuccessful; (v) if any governmental entity, the consent of which is a condition to the obligation of such party to consummate the transactions contemplated hereby, shall have determined not to grant its consent and all appeals of such determination shall have been taken and shall have been unsuccessful, or (vi) the Closing Date shall not have occurred within 180 days of the date hereof.

     10. 2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 10.1 hereof, all rights of all parties hereto shall cease and terminate, except for such rights as any party may otherwise have for breach of contract, including, without limitation, rights for breach of any representations, warranties or covenants contained herein.

                                   ARTICLE 11

                                  Miscellaneous

     11.1 Governing Law. This agreement shall be governed by an construed under the laws of the State of New York without regard to the conflicts of law principles thereof.

     11.2 Survival. The representations and warranties made herein shall survive the Closing Date of the transactions contemplated hereby for a period of three
(3) years from the Closing Date.

     11.3 Successors and Assigns. Except as otherwise provided herein, this Agreement shall insure to the benefit of, and be binding upon, the


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


successors, assigns, heirs, executors and administrators of the parties hereto. Franklin may not assign its rights under this Agreement without the express written consent of POS and WCM.

     11.4 Entire Agreement: Amendment. This Agreement, its attachments, and the other documents and agreements delivered pursuant hereto at the Closing Date constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Except as expressly provided herein, neither this Agreement no any term hereof my be amended, waived, discharged or terminated other than by a written agreement of POS and WCM, and Franklin.

     11.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, including Federal Express or similar courier services, addressed (a) if to Franklin, 76 Beaver Street, Room 500, New York, New York 10005 or at such other address as Franklin shall have furnished to the other parties hereto in writing or (b) if to WCM or POS to P.O. Box 343, Millburn, New Jersey 07041, or such other address as WCM or POS shall have furnished to the other parties hereto in writing. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail or courier, at the earlier of its receipt or 48 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     11.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

     11. 7 Expenses. WCM agrees to pay the expenses and legal fees incurred on its behalf and on behalf of the other parties to this Agreement with respect to this Agreement and the transactions contemplated hereby.


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


     11.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

     11.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision. Furthermore, in lieu of such illegal, unenforceable or void provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, unenforceable or void provision as may be possible and be legal, enforceable and valid.

     11.10 Effect of Headings. The section headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     11.11 Announcements. Each party shall give to the other parties hereto reasonable prior notice and shall consult with the other parties hereto on the timing, contents and manner of making all announcements or press releases, written or otherwise, relating to the transactions contemplated hereby, whether to employees, stockholders or the public, by or on behalf of any of the parties hereto, except to the extent required by law.




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





     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto effective as of the date first set forth above.


                           FRANKLIN  CONSOLIDATED MINING CO., INC.



                                       By: _________________________________
                                           J. Terry Anderson, President



                                            POS FINAICAL, INC.



                                       By: _________________________________
                                           William C. Martucci, President



                                       By: __________________________________
                                            William C. Martucci, Individually


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